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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

STERLING CHEMICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

March [___], 2005

Dear Stockholders and Noteholders:

     We are pleased to invite you to attend the 2005 Annual Meeting of Stockholders of Sterling Chemicals, Inc. to be held at 10:00 a.m. (New York time) on Friday, April 15, 2005, at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York 10153. A notice of the meeting, proxy statement and form of proxy are enclosed with this letter. During the meeting we will report on our operations during 2004 and our plans for 2005. Representatives from our Board of Directors and our management team will be present to respond to appropriate questions from stockholders. We are also pleased to invite the holders of our 10% Senior Secured Notes due 2007 to attend the 2005 Annual Meeting for the purpose of electing their representative to our Board.

     We hope that you will be able to attend the meeting. If you are unable to attend the meeting in person, it is very important that your shares or notes be represented, and we request that you complete, date, sign and return the enclosed proxy at your earliest convenience. If you choose to attend the meeting in person, you may, of course, revoke your proxy and cast your votes personally at the meeting. We look forward to seeing you at the meeting.

     Thank you for your ongoing support and continued interest in Sterling Chemicals, Inc.

Sincerely,

/s/ Richard K. Crump
Richard K. Crump
President and Chief Executive Officer

Notice Of Annual Meeting Of Stockholders
Proxy Statement For Annual Meeting Of Stockholders
General Information
Arrangements Regarding Nomination and Election of Directors
Proposals on Which You May Vote
Voting In Person Or By Proxy
Solicitation of Proxies and Expenses
Proposals By Stockholders
Stockholder Communications with the Board
Director Nominations and Qualifications
Annual Report and Available Information
Election of Directors
Preferred Stock Nominees
General Nominees
Noteholders Nominee
Director Compensation
Independence
Board Committees
Ratification of Appointment of Independent Registered Accounting Firm
Approval of Proposed Charter Amendment
Additional Proposals
Executive Officers Of The Company
Compensation Committee Report On Executive Compensation
Executive Compensation And Other Information
Performance Graph
Security Ownership of Principal Stockholders and Management
Certain Transactions
Section 16(a) Beneficial Ownership Reporting Compliance
Stockholder Proposals For Next Year’s Annual Meeting

Sterling Chemicals, Inc.
333 Clay Street, Suite 3600
Houston, Texas 77002-4312
(713) 650-3700

Notice Of Annual Meeting Of Stockholders
To Be Held April 15, 2005

     To Our Stockholders and Noteholders:

     You are cordially invited to attend our Annual Meeting of Stockholders to be held on the 25th Floor of the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York at 10:00 a.m. (New York time) on Friday, April 15, 2005. At the Annual Meeting, the following proposals will be presented for consideration:

•	The election of eight directors, each of whom will hold office until our Annual Meeting of Stockholders in 2006 and until his successor has been duly elected and qualified.

•	The ratification and approval of the appointment of Deloitte & Touche LLP as our independent registered accounting firm for the fiscal year ending December 31, 2005.

•	The consideration and approval of a proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of our total authorized shares of capital stock from 10,125,000 to 20,125,000 and to increase the number of our authorized shares of Common Stock from 10,000,000 to 20,000,000.

You are entitled to vote at the meeting for some of our director nominees, on the proposal to ratify and approve the appointment of Deloitte & Touche LLP as our independent registered accounting firm for the fiscal year ending December 31, 2005 and on the proposal to amend our Amended and Restated Certificate of Incorporation if you were the holder of record of any shares of our Common Stock or Series A Convertible Preferred Stock at the close of business on March 4, 2005. In addition, if you were the holder of record of any of our 10% Senior Secured Notes at the close of business on March 4, 2005, you are entitled to vote at the meeting on the election of the noteholders’ representative to our Board of Directors.

     Our Board of Directors recommends that our stockholders vote FOR each nominated director for whom they are entitled to vote, FOR the ratification and approval of the appointment of Deloitte & Touche LLP as our independent registered accounting firm for the fiscal year ending December 31, 2005 and FOR the proposal to amend our Amended and Restated Certificate of Incorporation. Our stockholders may also be asked to consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Your vote is very important. If you do not expect to attend the Annual Meeting in person, please sign, date and complete the enclosed proxy and return it without delay in the enclosed envelope, which requires no postage if mailed in the United States. Mailing your completed proxy will not prevent you from later revoking that proxy and voting in person at the Annual Meeting. If you want to vote at the Annual Meeting but your shares or notes are held by an intermediary, such as a broker or bank, you will need to obtain proof of ownership of your shares or notes as of March 4, 2005 from the intermediary.

March [___], 2005	By Order of the Board of Directors
/s/ KENNETH M. HALE
Kenneth M. Hale
Corporate Secretary

Sterling Chemicals, Inc.
333 Clay Street, Suite 3600
Houston, Texas 77002-4312
(713) 650-3700

Proxy Statement For
Annual Meeting Of Stockholders
To Be Held April 15, 2005

General Information

Purpose of this Proxy Statement

We have prepared this Proxy Statement to solicit proxies on behalf of our Board of Directors for use at our 2005 Annual Meeting of Stockholders and any adjournment or postponement thereof. We are also using this Proxy Statement to solicit proxies on behalf of the Trustee for our 10% Senior Secured Notes due 2007 (“Notes”) in connection with the election of their representative to our Board at the Annual Meeting. We intend to mail this Proxy Statement and accompanying proxy card to all of our stockholders and all of the holders of our Notes entitled to vote at the Annual Meeting on or about March [___], 2005.

Time and Place of Annual Meeting

The Annual Meeting will be held on Friday, April 15, 2005, at 10:00 a.m. (New York time) on the 25th Floor of the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York.

Admission Rules

Only stockholders and holders of Notes of record as of March 4, 2005 and their accompanied guests, or the holders of their valid proxies, will be permitted to attend the Annual Meeting. Each person attending the Annual Meeting will be asked to present valid governmental-issued picture identification, such as a driver’s license or a passport, before being admitted to the meeting. In addition, stockholders or noteholders who hold their shares or Notes through a broker or nominee (i.e., in “street name”) should provide proof of their beneficial ownership as of March 4, 2005, such as a brokerage statement showing their ownership of shares or Notes as of that date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting and attendees will be subject to security inspections.

Lists of Stockholders and Noteholders

Lists of our stockholders and the holders of our Notes who are entitled to vote at the Annual Meeting will be available for inspection by any stockholder present at the Annual Meeting and, for ten days prior to the Annual Meeting, by any stockholder, for purposes germane to the meeting, at our offices located at 333 Clay Street, Suite 3600, Houston, Texas 77002 and at the offices of Weil, Gotshal & Manges LLP in New York, New York. Any inspection of these lists prior to the Annual Meeting must be conducted between 9:00 a.m. and 4:30 p.m. (local time). Please contact our Corporate Secretary before going to conduct any inspection prior to the Annual Meeting.

Inspector of Election

Our Board of Directors and the Trustee for the Notes have each appointed Katherine Holdsworth, our Assistant Secretary, as the inspector of election. The inspector of election will separately calculate affirmative and negative votes, abstentions and broker non-votes for each of the proposals.

Arrangements Regarding Nomination and Election of Directors

     The holders of our Series A Convertible Preferred Stock (“Preferred Stock”), voting separately as a class, are entitled to elect a percentage of our directors determined by the aggregate amount of shares of our Preferred Stock and Common Stock beneficially owned by Resurgence Asset Management, L.L.C. (“Resurgence”) and certain permitted transferees. Currently, the holders of our Preferred Stock are entitled to elect a majority of our directors. Messrs. Byron J. Haney, Philip M. Sivin, Robert T. Symington and Keith R. Whittaker are the nominees for election by the holders of shares of our Preferred Stock (the “Preferred Stock Nominees”).

     Under our Certificate of Incorporation, the holders of our Notes have the exclusive right, voting separately as a class, to elect one of our directors until our Notes have been paid in full. At the time we issued our Notes in December of 2002, the holders of our Notes appointed Mr. John W. Gildea as their representative, and he is also the nominee for election by the holders of our Notes at the Annual Meeting (the “Noteholders Nominee”).

     With the exception of the Preferred Stock Nominees and the Noteholders Nominee, our directors are elected by the holders of our Preferred Stock and Common Stock voting together as a single class. Messrs. Richard K. Crump and Marc S. Kirschner and Dr. Peter Ting Kai Wu are the nominees for election by the holders of our Preferred Stock and Common Stock, voting together as a single class (the “General Nominees”).

Proposals on Which You May Vote

     If you owned any shares of our Preferred Stock or Common Stock on March 4, 2005, as reflected in our stock register, or if you owned any of our Notes on March 4, 2005, as reflected in the register maintained by the Trustee for the Notes, you may vote at the Annual Meeting on the following matters:

Securities Held of
Record on March 4, 2005		Proposals on Which You May Vote

Preferred Stock	•	Preferred Stock Nominees for Director
	•	General Nominees for Director
	•	Approval of Appointment of Deloitte & Touche LLP
	•	Approval of Amendment of our Amended and Restated
	•	Certificate of Incorporation

Common Stock	•	General Nominees for Director
	•	Approval of Appointment of Deloitte & Touche LLP
	•	Approval of Amendment of our Amended and Restated Certificate of Incorporation

Notes	•	Noteholders Nominee for Director

Voting In Person Or By Proxy

How Do I Vote?

You may vote in person at the Annual Meeting or you may give us your proxy. We recommend you vote by proxy even if you plan to attend the Annual Meeting — you can always change your vote at the Annual Meeting. Our stockholders can vote by proxy over the telephone by calling a toll-free number, electronically by using the Internet or through the mail by signing and returning the enclosed proxy card. The telephone and Internet voting procedures have been set up for the convenience of our stockholders and are designed to authenticate your identity, allow you to give voting instructions and confirm that your voting instructions have been properly recorded, and will be available 24 hours a day and will close at 11:59 p.m. (New York time) on April 14, 2005. If you are one of our stockholders and would like to vote by telephone or by using the Internet, please refer to the specific instructions set forth on the enclosed proxy card. Our noteholders can vote by signing and returning the enclosed proxy card, and may also be eligible to vote over the telephone by calling a toll-free number or electronically by using the Internet if the noteholder’s broker (or its designee) makes such voting facilities available. These telephone or Internet voting facilities, if any, will be described in materials sent by, and subject to such restrictions as are imposed by, the noteholder’s broker (or its designee).

How Are My Shares of Preferred Stock Voted If I Give You My Proxy?

If you give us your proxy to vote your shares of Preferred Stock, we will be authorized to vote your shares of Preferred Stock, but only in the manner you direct. You may direct us to vote for all, some or none of the Preferred Stock Nominees, and all, some or none of the General Nominees. You may also direct us to vote your shares of Preferred Stock for or against the proposal to ratify and approve the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered accounting firm for the fiscal year ending December 31, 2005 (“Fiscal 2005”) and for or against the proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of our total authorized shares of capital stock from 10,125,000 to 20,125,000 and to increase the number of our authorized shares of Common Stock from 10,000,000 to 20,000,000 (the “Proposed Charter Amendment”). You may also abstain from voting.

If you give us your proxy to vote your shares of Preferred Stock and do not withhold authority to vote for the election of any of the Preferred Stock Nominees or General Nominees, all of your shares of Preferred Stock will be voted for the election of each Preferred Stock Nominee and General Nominee. If you withhold authority to vote your shares of Preferred Stock for any Preferred Stock Nominee or General Nominee, none of your shares of Preferred Stock will be voted for that candidate, but all of your shares of Preferred Stock will be voted for the election of each Preferred Stock Nominee and General Nominee for whom you have not withheld authority to vote.

If you give us your proxy to vote your shares of Preferred Stock but do not specify how you want your shares voted, your shares of Preferred Stock will be voted in favor of each of the Preferred Stock Nominees and General Nominees, in favor of the proposal to ratify and approve the appointment of Deloitte & Touche as our independent registered accounting firm for Fiscal 2005 and in favor of the Proposed Charter Amendment.

If you give us your proxy to vote your shares of Preferred Stock and any additional business properly comes before our stockholders for a vote at the Annual Meeting, the persons named in the enclosed proxy card will vote your shares of Preferred Stock on those matters as instructed by our Board or, in the absence of any express instructions, in accordance with their own best judgment. As of the date of this Proxy

Statement, we were not aware of any other matter to be raised at the Annual Meeting.

How Are My Shares of Common Stock Voted If I Give You My Proxy?

If you give us your proxy to vote your shares of Common Stock, we will be authorized to vote your shares of Common Stock, but only in the manner you direct. You may direct us to vote for all, some or none of the General Nominees. You may also direct us to vote your shares of Common Stock for or against the proposal to ratify and approve the appointment of Deloitte & Touche as our independent registered accounting firm for Fiscal 2005 and for or against the Proposed Charter Amendment. You may also abstain from voting.

If you give us your proxy to vote your shares of Common Stock and do not withhold authority to vote for the election of any of the General Nominees, all of your shares of Common Stock will be voted for the election of each General Nominee. If you withhold authority to vote your shares of Common Stock for any General Nominee, none of your shares of Common Stock will be voted for that candidate, but all of your shares of Common Stock will be voted for the election of each General Nominee for whom you have not withheld authority to vote.

If you give us your proxy to vote your shares of Common Stock but do not specify how you want your shares voted, your shares of Common Stock will be voted in favor of each of the General Nominees, in favor of the proposal to ratify and approve the appointment of Deloitte & Touche as our independent registered accounting firm for Fiscal 2005 and in favor of the Proposed Charter Amendment.

If you give us your proxy to vote your shares of Common Stock and any additional business properly comes before our stockholders for a vote at the Annual Meeting, the persons named in the enclosed proxy card will vote your shares of Common Stock on those matters as instructed by our Board or, in the absence of any express instructions, in accordance with their own best judgment. As of the date of this Proxy Statement, we were not aware of any other matter to be raised at the Annual Meeting.

How Are My Notes Voted If I Give You My Proxy?

If you give us your proxy to vote your Notes, we will be authorized to vote your Notes, but only in the manner you direct. You may direct us to vote for or against the Noteholders Nominee, or abstain from voting. If you give us your proxy but do not specify how you want your Notes voted, your Notes will be voted for the election of the Noteholders Nominee.

What If I Change My Mind After I Give You My Proxy?

You may revoke your proxy at any time before your shares or Notes are voted at the Annual Meeting by providing us with either a new proxy with a later date (by any method available for giving your original proxy) or by sending us a written notice of your desire to revoke your proxy at the following address: Sterling Chemicals, Inc., 333 Clay Street, Suite 3600, Houston, Texas 77002; Attention: Corporate Secretary. You may also revoke your proxy at any time prior to your shares or Notes having been voted by attending the Annual Meeting in person and notifying the inspector of election of your desire to revoke your proxy. However, your proxy will not automatically be revoked merely because you attend the Annual Meeting.

Why Did I Receive More Than One Proxy Card?

You may receive more than one proxy or voting card depending on how you hold your shares or Notes and the types of shares or Notes you own. If you hold your shares or Notes through someone else, such as a broker or a bank, you may receive materials from them asking you how you want your shares or Notes voted.

What Happens if a Nominee Becomes Unavailable?

If any of our director candidates becomes unavailable for any reason before the election, we may reduce the number of directors serving on our Board or a substitute candidate may be designated. We have no reason to believe that any of our director candidates will be unavailable. If a substitute candidate is designated for any of the Preferred Stock Nominees or the General Nominees, the persons named in the enclosed proxy card will vote your shares for such substitute if they are instructed to do so by our Board or, if our Board does not do so, in accordance with their own best judgment. If a substitute candidate is designated for the Noteholders Nominee, the persons named in the enclosed proxy card will vote your Notes for such substitute if they are instructed to do so by the Trustee for the Notes or, if the Trustee does not do so, they will abstain from voting.

What if My Shares or Notes Are Held In Someone Else’s Name?

If you want to vote at the Annual Meeting but your shares or Notes are held by an intermediary, such as a broker or bank, you will need to obtain proof of ownership of your shares or Notes as of March 4, 2005, or obtain a proxy to vote your shares or Notes from the intermediary.

Solicitation of Proxies and Expenses

     We are asking for your proxy on behalf of our Board or, in the case of our Noteholders, on behalf of the Trustee for the Notes. We will bear the entire cost of preparing, printing and soliciting proxies. We will send proxy solicitation materials to all of our stockholders and all holders of our Notes of record as of March 4, 2005, and to all intermediaries, such as brokers and banks, that held any of our shares or Notes on that date on behalf of others. These intermediaries will then forward solicitation materials to the beneficial owners of our shares and Notes and we will reimburse them for their reasonable forwarding expenses. Our directors, officers and employees may also solicit proxies in person or by telephone.

Proposals By Stockholders

     Our Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others. Our Bylaws contain several requirements that must be satisfied in order for any of our stockholders to bring a proposal before one of our annual meetings, including a requirement of delivering proper advance notice to us. Stockholders are advised to review our Bylaws if they intend to present a proposal at any of our annual meetings. Holders of our Notes are not permitted to bring any proposals before one of our annual meetings other than the election of the Noteholders Nominee.

Stockholder Communications with the Board

     Stockholders may contact our Board of Directors or any of its members by the following means:

By E-mail:	khale@sterlingchemicals.com

By Mail:	Sterling Chemicals, Inc.
Board of Directors
Attention: Corporate Secretary
333 Clay Street, Suite 3600
Houston, Texas 77002

Stockholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is addressed. Stockholder communications are initially delivered directly to our Corporate Secretary, who will promptly forward such communications to the specified directors or, if no particular directors are specified, to our entire Board. Stockholders wishing to submit proposals for inclusion in the proxy statement relating to our 2006 annual meeting of stockholders should follow the procedures specified below under the heading “Stockholder Proposals for Next Year’s Annual Meeting.” Stockholders wishing to nominate directors for election at our 2006 annual meeting of stockholders should follow the procedures specified below under the heading “Director Nominations and Qualifications.”

Director Nominations and Qualifications

     Our Corporate Governance Committee will, in accordance with its written charter and subject to the terms of our Certificate of Incorporation and Bylaws, review candidates recommended by our stockholders for positions on our Board of Directors. Our Bylaws provide that any stockholder entitled to vote for the election of directors at a meeting of stockholders who satisfies the eligibility requirements (if any) set forth in our Certificate of Incorporation, and who complies with the procedures set forth in our Certificate of Incorporation and Bylaws, may nominate persons for election to our Board of Directors, subject to any conditions, restrictions and limitations imposed by our Certificate of Incorporation or Bylaws. These procedures include a requirement that our Corporate Secretary receive timely written notice of the nomination, which, for our 2006 annual meeting of stockholders, means that the nomination must be received on or after November 16, 2005 but no later than January 15, 2006. Any notice of nomination must include, in addition to any other information or matters required by our Certificate of Incorporation or Bylaws, the following:

•	the name and address of the stockholder submitting the nomination, as they appear on our books;

•	the nominating stockholder’s principal occupation, business and residence addresses and telephone numbers;

•	the number of shares of each class of our stock owned of record or beneficially by the nominating stockholder;

•	the dates upon which the nominating stockholder acquired such shares and documentary support for any claims of beneficial ownership;

•	the exact name of the nominee and such person’s age, principal occupation, business and residence addresses and telephone numbers;

•	the number of shares of each class of our stock (if any) owned directly or indirectly by the nominee;

•	the nominee’s written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected; and

•	any other information regarding the nominee that would be required to be included in a proxy statement pursuant to rules of the Securities and Exchange Commission.

     Nominations of directors may also be made by our Board of Directors or as otherwise provided in our Certificate of Incorporation, the Designation of Preferences, Rights and Limitations for our

Preferred Stock or our Bylaws. In determining whether it will recommend or support a candidate for a position on our Board of Directors, our Corporate Governance Committee considers those matters it deems relevant, which may include, but are not limited to, integrity, judgment, business specialization, technical skills, diversity, independence, potential conflicts of interest and the present needs of our Board of Directors. Our Corporate Governance Committee also takes into account any restrictions, requirements or limitations contained in our Certificate of Incorporation, the Designation of Preferences, Rights and Limitations for our Preferred Stock or our Bylaws, or any other agreement to which we are a party.

Annual Report and Available Information

     Our annual report on Form 10-K (including financial statements and the financial statement schedules but without exhibits) for our fiscal year ended December 31, 2004 (our “Form 10-K”), including financial statements, accompanies this Proxy Statement but does not constitute a part of the proxy solicitation materials. We will furnish additional copies of our Form 10-K, without charge, to any person whose vote is solicited by this Proxy Statement upon written request to the following address: Sterling Chemicals, Inc., 333 Clay Street, Suite 3600, Houston, Texas 77002; Attention: Chief Financial Officer. In addition, upon written request, we will furnish a copy of any exhibit to our Form 10-K to any person whose vote is solicited by this Proxy Statement upon payment of our reasonable expenses incurred in connection with providing the copy of the exhibit.

Election of Directors
(Item 1 on the Proxy Card)

     Our Board of Directors oversees our management, reviews our long-term strategic plans and exercises direct decision making authority in key areas. All of our director candidates currently serve on our Board. With the exception of Richard K. Crump, our President and Chief Executive Officer, we do not employ any of our current directors or any of our director candidates. Only non-employee directors are eligible to serve on our Audit Committee, our Compensation Committee and our Corporate Governance Committee. Each of our directors is elected annually to serve until our next annual meeting and until his or her successor is duly elected and qualified. Mr. Crump was originally appointed to our Board in December of 2001. Messrs. Gildea, Haney, Kirschner, Symington and Whittaker were all originally appointed to our Board on December 19, 2002. Dr. Peter Ting Kai Wu was originally appointed as one of our directors on March 12, 2004 to fill a pre-existing vacancy on our Board and Mr. Philip M. Sivin was appointed to our Board by the holders of our Preferred Stock on July 28, 2004 to fill a vacancy in a seat previously held by a designee of our Preferred Stock holders. Mr. Thomas P. Krasner currently serves as one of our directors as the designee of the Unsecured Creditors Committee in our prior bankruptcy proceedings. However, under our Certificate of Incorporation, Mr. Krasner’s term as a director expires at the time of the Annual Meeting and he will not be one of our directors after the Annual Meeting.

     Our Board held seven meetings in 2004. On average, our directors attended approximately 81% of the meetings of our Board or any of our committees on which they served. Our only directors who attended less than 75% of the meetings of our Board and all committees on which they served were James B. Rubin, who did not attend any meetings in 2004 prior to the time he no longer served on our Board, and Robert T. Symington, who attended approximately 63% of such meetings. We do not have a specific policy regarding attendance by directors at annual meetings of our stockholders, but all of our directors are encouraged to attend if available.

     As discussed above in “Arrangements Regarding Nomination and Election of Directors,” the holders of our Preferred Stock, voting separately as a class, are currently entitled to elect a majority of our directors, and the holders of our Notes, voting separately as a class, are currently entitled to elect one of our directors. All of our remaining directors are elected by the holders of our Preferred Stock and Common Stock, voting together as a single class. The procedures for these separate votes by the holders of our Preferred Stock, the holders of our Preferred Stock and our Common Stock (as a single class) and the holders of our Notes, together with information about the candidates for the relevant election, is presented below under the headings “Preferred Stock Nominees,” “General Nominees” and “Noteholders Nominee,” respectively.

Preferred Stock Nominees

Who May Vote

If you owned any shares of our Preferred Stock on March 4, 2005, as reflected in our stock register, you may vote in the election for the Preferred Stock Nominees. Our shares of Common Stock and our Notes do not vote in the election for the Preferred Stock Nominees.

Outstanding Shares

On March 4, 2005, there were 2,993.464 shares of our Preferred Stock outstanding (currently convertible into 2,993,464 shares of our Common Stock at the option of the holders), none of which were owned by us or any of our subsidiaries.

Quorum

In order to conduct the election for the Preferred Stock Nominees, we must have a quorum. This means that we must have at least a majority of the shares of our Preferred Stock represented at the Annual Meeting, either in person or by proxy. Any shares of Preferred Stock owned by us or by any of our subsidiaries are not counted for purposes of determining whether a quorum is present. Shares of our Preferred Stock held by intermediaries that are voted for at least one matter at the Annual Meeting are counted as being present for the election for the Preferred Stock Nominees, even if the beneficial owner’s discretion has been withheld for voting on some or all of the other matters (commonly referred to as a “broker non-vote”).

Votes Needed

Each share of our Preferred Stock has the right to cast 1,000 votes for each of the Preferred Stock Nominees. A Preferred Stock Nominee is elected to our Board if he receives the favorable vote of a plurality of the votes cast by the shares of our Preferred Stock that are entitled to vote and are present at the Annual Meeting, either in person or by proxy. Under this format, abstentions and broker non-votes will not affect the outcome of the election.

     Information about each of the Preferred Stock Nominees is provided below.

     Our Board of Directors recommends that the holders of shares of our Preferred Stock vote FOR the election to our Board of each of the following candidates:

Byron J. Haney Age 44 Director Since December 2002
Mr. Haney is a Managing Director of Resurgence Asset Management, L.L.C., which beneficially owns a substantial majority of the voting power of our securities. Mr. Haney joined Resurgence in 1994. Mr. Haney also currently serves as a member of the Board of Directors of Levitz Home Furnishings, Inc. and RDA Sterling Holdings Corporation, and as an Executive Officer and member of the Board of Directors of First Commercial Credit Corp.

Philip M. Sivin Age 33 Director Since July 2004
Mr. Sivin is a Vice President of Resurgence Asset Management, L.L.C., which beneficially owns a substantial majority of the voting power of our securities, and Senior Vice President and General Counsel of M.D. Sass Investors Services, Inc. and M.D. Sass Associates, Inc. Mr. Sivin joined Resurgence in 2004. Prior to joining Resurgence and M.D. Sass, Mr. Sivin was an attorney at Sullivan & Cromwell in New York.

Robert T. Symington Age 41 Director Since December 2002
Mr. Symington is a Managing Director of Resurgence Asset Management, L.L.C., which beneficially owns a substantial majority of the voting power of our securities. Mr. Symington joined Resurgence in 1992. Mr. Symington also currently serves as a member of the Board of Directors of Levitz Home Furnishings, Inc. and Furniture.com, Inc.

Keith R. Whittaker Age 32 Director Since December 2002
Mr. Whittaker is a Vice President at Resurgence Asset Management, L.L.C., which beneficially owns a substantial majority of the voting power of our securities. Mr. Whittaker joined Resurgence in 2001. Mr. Whittaker was formerly with Triarc Companies, Inc. and Bear Stearns & Co. Mr. Whittaker also currently serves as a member of the Board of Directors of RDA Sterling Holdings Corporation.

General Nominees

Who May Vote

If you owned any shares of our Preferred Stock or Common Stock on March 4, 2005, as reflected in our stock register, you may vote in the election for the General Nominees. Our Notes do not vote in the election for the General Nominees.

Outstanding Shares

On March 4, 2005, there were 2,993.464 shares of our Preferred Stock (currently convertible into 2,993,464 shares of our Common Stock at the option of the holders) and 2,825,000 shares of our Common Stock outstanding, none of which were owned by us or any of our subsidiaries.

Quorum

In order to conduct the vote for the General Nominees, we must have a quorum. This means that we must have at least a majority of the voting power of our outstanding shares of Preferred Stock and Common Stock represented at the Annual Meeting, either in person or by proxy.

In the election for the General Nominees, our shares of Preferred Stock and Common Stock vote together as a single class. For purposes of class voting, each share of our Common Stock has the right to one vote and each share of our Preferred Stock has the right to one vote for each share of our Common Stock into which such share of Preferred Stock is convertible on the record date for such vote. Each share of our Preferred Stock was convertible into 1,000 shares of our Common Stock on the record date for the election of the General Nominees, which means that each share of our Preferred Stock that is represented at the Annual Meeting is the equivalent of 1,000 shares of our Common Stock being represented at the Annual Meeting for purposes of determining whether a quorum is present.

Any shares owned by us or by any of our subsidiaries are not counted for purposes of determining whether a quorum is present. Shares of our stock held by intermediaries that are voted for at least one matter at the Annual Meeting are counted as being present for the election of the General Nominees, even if the beneficial owner’s discretion has been withheld for voting on some or all of the other matters (commonly referred to as a “broker non-vote”).

Votes Needed

Each share of our Common Stock has the right to cast one vote for each of the General Nominees and each share of our Preferred Stock has the right to cast 1,000 votes for each of the General Nominees. A General Nominee is elected to our Board if he receives the favorable vote of a plurality of the votes cast by the shares of our Preferred Stock and Common Stock that are entitled to vote and are present at the Annual Meeting, either in person or by proxy. Under this format, abstentions and broker non-votes will not affect the outcome of the election.

     Information about each of the General Nominees is provided below.

     Our Board of Directors recommends that the holders of shares of our Preferred Stock and Common Stock vote FOR the election to our Board of each of the following candidates:

Richard K. Crump Age 58 Director Since December 2001
Mr. Crump has served as our President and Chief Executive Officer since January of 2003. Prior to that time, Mr. Crump served as our Co-Chief Executive Officer from December of 2001 through January of 2003, our Executive Vice President — Operations from May of 2000 through December of 2001, our Vice President — Strategic Planning from December of 1996 through May of 2000, our Vice President — Commercial from October of 1991 through December 1, 1996 and our Director — Commercial from August of 1986 through October of 1991. Prior to joining us, Mr. Crump was Vice President of Sales for Rammhorn Marketing from 1984 through August of 1986 and Vice President of Materials Management for El Paso Products Company from 1976 through 1983.

Marc S. Kirschner Age 62 Director Since December 2002
Mr. Kirschner is a Managing Director and General Counsel of Resurgence Asset Management, L.L.C., which beneficially owns a substantial majority of the voting power of our securities. Mr. Kirschner joined Resurgence in 2001. Prior to joining Resurgence, Mr. Kirschner headed the Business Practice Group and the Bankruptcy/Restructuring Practice in the New York office of the law firm Jones, Day, Reavis & Pogue. Mr. Kirschner also currently serves as a member of the Board of Directors of Levitz Home Furnishings, Inc. and RDA Sterling Holdings Corporation.

Dr. Peter Ting Kai Wu Age 67 Director Since March 2004
Dr. Wu has served as Vice Chairman and Chief Executive Officer of Continental Carbon Company, a Houston, Texas based subsidiary of China Synthetic Rubber Corporation, since 1995, and as the President and Chief Executive Officer of China Synthetic Rubber Corporation, a petrochemicals company based in Taipei, Taiwan, since 1992. Prior to that time, Dr. Wu served as President and Chief Executive Officer of Grand Pacific Petrochemical Corporation, a Taipei, Taiwan based producer of styrene, polystyrene and ABS plastics, from 1990 through 1992, and as Executive Vice President of USI Far East Corporation, a Taipei, Taiwan based producer of polyethylene, from 1989 through 1990. Dr. Wu was also a Vice President and General Director of Industrial Technology Research Institute — Union Chemical Laboratories, an industrial chemical technology research organization in Hsin Chu, Taiwan, from 1985 through 1989, and held various positions related to polymer research at E.I. du Pont de Nemours & Company in Wilmington, Delaware from 1975 through 1985. Dr. Wu currently serves as a board member of China Synthetic Rubber Corporation, Taiwan Cement Corporation, Taiwan Polypropylene Corporation and China Steel Chemical Corporation, each of which is a public company in Taiwan.

Noteholders Nominee

Who May Vote

If you owned any of our Notes on March 4, 2005, as reflected in the register maintained by the Trustee for our Notes, you may vote in the election for the Noteholders Nominee. Our shares of Preferred Stock and our shares of Common Stock do not vote in the election for the Noteholders Nominee.

Quorum

In order to conduct the election for the Noteholders Nominee, we must have a quorum. Under our Certificate of Incorporation, a quorum of the Noteholders will be present if we have at least 33-1/3% in aggregate principal amount of our outstanding Notes represented at the Annual Meeting, either in person or by proxy.

Outstanding Notes

On March 4, 2005, there was $100,579,000 in aggregate principal amount of our Notes outstanding, none of which were owned by us or any of our subsidiaries.

Votes Needed

In the election for the Noteholders Nominee, each holder of our Notes is entitled to one vote for each $1,000 aggregate principal amount of outstanding Notes he or she holds. The Noteholders Nominee is elected to our Board if he receives the favorable vote of a plurality of the votes cast by the holders of Notes who are entitled to vote and are present, either in person or by proxy, at the Annual Meeting. Under this format, abstentions and broker non-votes will not affect the outcome of the election.
Information about the Noteholders Nominee is provided below.

John W. Gildea Age 61 Director Since December 2002
Mr. Gildea has been a managing director and principal of Gildea Management Company since 1990. Gildea Management Company and its affiliates have been the investment advisor to The Network Funds, which specializes in distressed company and special situation investments. Mr. Gildea has served on the Board of Directors of a number of restructured or restructuring companies, including Amdura Corporation, American Healthcare Management, Inc., America Service Group Inc., GenTek, Inc., Konover Property Trust, Inc. and UNC Incorporated. Mr. Gildea also serves as a member of the Board of Directors of Universal Aerospace Company, Inc. and Misonix, Inc. and several United Kingdom based investment trusts.

Director Compensation

     A member of our Board who is also one of our employees does not receive additional compensation for serving on our Board or any Board committees, although all of our directors are reimbursed for their travel expenses related to their services as a director. Each of our non-employee directors is currently paid an annual retainer of $25,000 for his service as a director, and meeting fees of $2,500 for each Board meeting held in person that he attends and $1,250 for each telephonic Board meeting in which he participates. Our non-employee directors that serve on our Board Committees are also paid $1,500 for each Committee meeting held in person that they attend and $750 for each telephonic Committee meeting in which they participate. Previously, our directors were permitted to defer any or all of these payments, with deferred payments accruing interest at the average quoted rate for a ten-year U.S. Treasury Note. Our Board terminated this deferral option effective as of January 1, 2005, and on January 10, 2005 we paid Mr. Gildea $100,183 and Dr. Wu $25,313 as payment in full of amounts previously accrued by them under the deferral option. The amount we paid to Mr. Gildea included $49,750 for services rendered in 2004. We paid a total of $38,000 to Dr. Wu for services rendered in 2004, a portion of which was paid through the $25,313 distribution on January 10, 2005. We paid Mr. Krasner $43,000 for services rendered as a director in 2004. Messrs. Haney, Kirschner, Sivin, Symington and Whittaker are employed by Resurgence and, pursuant to established policies of Resurgence, all director compensation earned by these directors is paid to Resurgence.

Independence

     Mr. Gildea is considered independent under the listing standards of the New York Stock Exchange. Each of Messrs. Haney, Kirschner, Sivin, Symington and Whittaker are employed by Resurgence, which has beneficial ownership of a substantial majority of the voting power of our securities due to its investment and disposition authority over securities owned by its and its affiliates’ managed funds and accounts. As a result of this beneficial ownership, Resurgence is considered to be our affiliate under Securities and Exchange Commission guidelines and, consequently, Messrs. Haney, Kirschner, Sivin, Symington and Whittaker may be considered to be not independent under the listing standards of the New York Stock Exchange due to their employment by Resurgence. In addition, Dr. Wu may be considered to be not independent under the listing standards of the New York Stock Exchange because his son-in-law was previously employed by Resurgence until March 31, 2004. Mr. Crump is our Chief Executive Officer and, consequently, is considered to be not independent under the listing standards of the New York Stock Exchange.

Board Committees

     Our Board of Directors has created various standing committees to help carry out its duties, including an Audit Committee, a Compensation Committee, a Corporate Governance Committee and an Environmental, Health and Safety Committee. Generally speaking, our Board Committees work on key issues in greater detail than would be possible at full Board meetings. Each of our Board Committees consults, from time to time, with outside experts concerning the performance of its duties. As part of its duties, our Corporate Governance Committee acts as our nominating committee.

Audit Committee

     Our Audit Committee is currently comprised of three of our non-employee directors, Byron J. Haney (Chairman), John W. Gildea and Keith R. Whittaker, and met four times in 2004. Our Audit Committee operates under a written charter adopted by our Board, a current copy of which is posted on our website at www.sterlingchemicals.com, and is also an Exhibit to our Form 10-K. Our Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements, and monitors the qualifications, independence and performance of our internal and independent auditors. Our Audit Committee is directly responsible for the appointment, compensation and oversight of our independent internal and external auditors, and approves the audit and other services to be provided by these auditors. In addition, our Audit Committee reviews our Form 10-K and Form 10-Q reports, our practices in preparing published financial statements and our internal and disclosure controls. Upon the recommendation of our Audit Committee, our Board adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers, a current copy of which is posted on our website at www.sterlingchemicals.com, and is also an Exhibit to our Form 10-K. This Code of Ethics, which applies to our Chief Executive Officer, our Chief Financial Officer, our Controller and anyone performing similar functions on our behalf, is administered by our Audit Committee and provides for the reporting of violations to our Audit Committee on a confidential and anonymous basis.

     Our Board has determined that Mr. Haney is an “audit committee financial expert” within the meaning ascribed to such term under the rules promulgated under the Sarbanes-Oxley Act of 2002, due to his education, training and employment as a certified public accountant, service as a member of the audit committee of other companies and other relevant experience acquired through his work at Resurgence and other companies. As discussed above, Mr. Gildea is considered independent under the listing standards of the New York Stock Exchange, while Messrs. Haney and Whittaker may be considered to be not independent under these listing standards due to their employment by Resurgence.

Compensation Committee

     Our Compensation Committee is currently comprised of two of our non-employee directors, John W. Gildea (Chairman) and Robert T. Symington, and met four times in 2004. Our Compensation Committee is responsible for discharging the compensation responsibilities of our Board, including establishing remuneration levels for our officers, reviewing significant employee benefit programs and establishing and administering executive compensation programs (including bonus plans, stock option plans and other equity-based programs, deferred compensation plans and other cash or stock incentive programs). In addition, our Compensation Committee establishes the annual fees and meeting fees to be paid to our non-employee directors. As discussed above, Mr. Gildea is considered independent under the listing standards of the New York Stock Exchange, while Mr. Symington may be considered to be not independent under these listing standards due to his employment by Resurgence.

Corporate Governance Committee

     Our Corporate Governance Committee is currently comprised of three of our non-employee directors, John W. Gildea, Thomas P. Krasner and Dr. Peter T.K. Wu, and met twice in 2004. Mr. Thomas P. Krasner currently serves as one of our directors as the designee of the Unsecured Creditors Committee in our prior bankruptcy proceedings. However, under our Certificate of Incorporation, Mr. Krasner’s term as a director expires at the time of the Annual Meeting and he will not be one of our directors or a member of our Corporate Governance Committee after the Annual Meeting. As discussed above, Mr. Gildea is considered independent under the listing standards of the New York Stock Exchange and Dr. Wu may be considered to be not independent under the listing standards of the New York Stock Exchange due to his son-in-law’s previous employment by Resurgence. Mr. Krasner is considered independent under the listing standards of the New York Stock Exchange. Our Corporate Governance Committee operates under a written charter adopted by our Board, a current copy of which is posted on our website at www.sterlingchemicals.com, and is also an Exhibit to our Form 10-K. Our Corporate Governance Committee considers all matters related to our corporate governance. In discharging its duties, our Corporate Governance Committee makes recommendations to our Board with respect to changes to our Certificate of Incorporation, Bylaws, committee structure and corporate governance guidelines, reviews all stockholder proposals, considers questions of independence of our Board members and possible conflicts of interest, reviews succession plans relating to positions held by our senior executive officers and reviews our insurance and indemnity arrangements for our directors and officers. In addition, our Corporate Governance Committee considers, recommends and recruits candidates to fill new or vacant positions on our Board and conducts inquiries into the backgrounds and qualifications of possible candidates for positions on our Board (unless any person or entity has the power to designate the individual to fill such position under our Certificate of Incorporation, any contract to which we are a party or the terms of any series of our preferred stock). Our Corporate Governance Committee also provides oversight with respect to the establishment of and adherence to corporate compliance programs, codes of conduct and other policies and procedures concerning our business and our compliance with all relevant laws.

Environmental, Health and Safety Committee

     Our Environmental, Health and Safety Committee is currently comprised of three of our directors, Richard K. Crump (Chairman), Marc S. Kirschner and Dr. Peter T.K. Wu, and met twice in 2004. Our Environmental, Health and Safety Committee establishes policies, practices and procedures for employee safety and health, environmental protection and product safety to ensure that our operations are conducted in compliance with environmental laws, rules, regulations, permits and licenses. Our Environmental, Health and Safety Committee also conducts ongoing environmental planning activities and makes recommendations to our Board concerning the selection of external environmental auditors, including their compensation and the proposed terms of their engagement.

Ratification of Appointment of Independent Registered Accounting Firm
(Item 2 on the Proxy Card)

     Our Audit Committee has appointed Deloitte & Touche as our independent registered accounting firm for Fiscal 2005. We are asking that our stockholders ratify that appointment. Deloitte & Touche has been our independent accounting firm for our last nine fiscal years and we believe that they are well qualified. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting to answer appropriate questions and to make a statement, if they desire to do so.

Who May Vote

If you owned any shares of our Preferred Stock or Common Stock on March 4, 2005, as reflected in our stock register, you may vote at the Annual Meeting on the ratification and approval of the appointment of Deloitte & Touche as our independent registered accounting firm for Fiscal 2005 (the “Deloitte Appointment”). Our Notes do not vote on the Deloitte Appointment.

Outstanding Shares

On March 4, 2005, there were 2,993.464 shares of our Preferred Stock (currently convertible into 2,993,464 shares of our Common Stock at the option of the holders) and 2,825,000 shares of our Common Stock outstanding, none of which were owned by us or any of our subsidiaries.

Quorum

In order to conduct the vote on the Deloitte Appointment, we must have a quorum of our stockholders. This means that we must have at least a majority of the voting power of our outstanding shares of Preferred Stock and Common Stock represented at the Annual Meeting, either in person or by proxy.

Our shares of Preferred Stock and Common Stock vote together as a single class on the Deloitte Appointment. For purposes of class voting, each share of our Preferred Stock has the right to one vote for each share of our Common Stock into which such share is convertible on the record date for such vote. Each share of our Preferred Stock was convertible into 1,000 shares of our Common Stock on the record date for the vote on the Deloitte Appointment, which means that each share of our Preferred Stock that is represented at the Annual Meeting is the equivalent of 1,000 shares of our Common Stock being represented at the Annual Meeting for purposes of determining whether a quorum is present for the vote on the Deloitte Appointment.

Any shares owned by us or by any of our subsidiaries are not counted for purposes of determining whether a quorum is present. Shares of our stock held by intermediaries that are voted for at least one matter at the Annual Meeting are counted as being present for purposes of determining a quorum for the vote on the Deloitte Appointment, even if the beneficial owner’s discretion has been withheld for voting on some or all of the other matters (commonly referred to as a “broker non-vote”).

Votes Needed

Each share of our Common Stock has the right to cast one vote on the Deloitte Appointment and each share of our Preferred Stock has the right to cast 1,000 votes on the Deloitte Appointment. Ratification and approval of the Deloitte Appointment requires the favorable vote of a majority of the voting power of the shares of our Preferred Stock and Common Stock that are entitled to vote on the matter and are present at the Annual Meeting, in person or by proxy. As a result, an abstention from voting on the Deloitte Appointment will have the same effect as a vote against the Deloitte Appointment. However, broker non-votes are considered not to be present for voting on the Deloitte Appointment and, consequently, do not count as votes for or against the Deloitte Appointment and are not considered in calculating the number of votes necessary for approval.

     Our Audit Committee has furnished the following report for inclusion in this Proxy Statement.

Roles in Financial Reporting

     The management of Sterling Chemicals, Inc. (“Sterling”) is responsible for Sterling’s internal controls and the financial reporting process. The independent registered accounting firm hired by Sterling is responsible for performing an independent audit of Sterling’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with standards of the Public Company Accounting Oversight Board (United States). The Committee monitors and oversees these processes and reports to Sterling’s Board of Directors with respect to its findings.

Fiscal 2004 Financial Statements

     In order to fulfill our monitoring and oversight duties, we reviewed the audited financial statements included in Sterling’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and we met and held discussions with Sterling’s management and Deloitte & Touche LLP (“Deloitte”), Sterling’s independent registered accounting firm, with respect to those financial statements. Management represented to us that all of these financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We also discussed with Deloitte the matters required to be discussed by standards of the Public Company Accounting Oversight Board (United States) and Rule 2-07 of SEC Regulation S-X. Finally, we reviewed the written disclosures and the letter provided to us by Deloitte, as required by Independence Standards Board Standard No. 1, and we discussed with Deloitte its own independence. Based upon our discussions with management and Deloitte, and our review of Deloitte’s report and the representations of management, we recommended to Sterling’s Board of Directors that the audited financial statements for the year ended December 31, 2004 be included in Sterling’s Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission.

Incorporation by Reference

     No portion of this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference the Proxy Statement in which this report appears in its entirety, except to the extent that Sterling specifically incorporates this report or a portion of this report by reference. In addition, this report shall not otherwise be deemed to be “soliciting material” or to be “filed” under either of such Acts.

Respectfully submitted,

The Audit Committee of the Board of Directors

Byron J. Haney (Chairman)
John W. Gildea
Keith R. Whittaker

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

     Deloitte & Touche has served as our independent public accountants for over nine years. We paid Deloitte & Touche the following fees for the years ended December 31, 2004 and December 31, 2003, respectively:

	Fiscal	Fiscal
	2004	2003
Audit Fees	$377,000	$543,000
Audit Related Fees	32,000	70,000
Tax Fees	154,000	450,000
All Other Fees	0	0

Total	$563,000	$1,063,000

Audit Fees were paid for professional services consisting of the audit of the financial statements included in our Annual Report on Form 10-K and reviews of the financial statements included in our Quarterly Reports on Form 10-Q. Audit Related Fees during 2004 were paid primarily for consultation services in connection with compliance with Section 404 of the Sarbanes-Oxley Act. Audit Related Fees during 2003 were paid for services related to the audit of our employee benefit plans. Tax Fees were paid for services including assistance with tax compliance and the preparation of tax returns, tax consultation services, licensing of tax return software, assistance in connection with tax audits and tax advice related to mergers, acquisitions and dispositions.

     Our Audit Committee has considered whether the provision to us of non-audit services by Deloitte & Touche is compatible with maintaining the independence of Deloitte & Touche, and concluded that the independence of Deloitte & Touche is not compromised by the provision of such services. In addition, our Audit Committee requires pre-approval of all audit and non-audit services provided by Deloitte & Touche. Our Audit Committee has not adopted any additional pre-approval policies and procedures but, consistent with its charter, our Audit Committee may delegate to one or more of its members the authority to pre-approve audit and non-audit services as permitted by law, provided that such pre-approval is submitted for ratification by the full Audit Committee at its next scheduled meeting.

Our Board of Directors recommends that you vote FOR this proposal.

Approval of Proposed Charter Amendment
(Item 3 on the Proxy Card)

     Our Board of Directors recommends that our stockholders vote FOR the proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of our total authorized shares from 10,125,000 to 20,125,000 and to increase the number of authorized shares of Common Stock from 10,000,000 to 20,000,000 (the “Proposed Charter Amendment”). Currently, our authorized capital stock under our Amended and Restated Certificate of Incorporation is 10,125,000 shares of capital stock, consisting of 10,000,000 shares of Common Stock and 125,000 shares of Preferred Stock. Each share of our Preferred Stock is currently convertible at the option of the holder thereof at any time into 1,000 shares of our Common Stock, subject to adjustments. As of March 4, 2005, 2,993.464 shares of our Preferred Stock were issued and outstanding, convertible into 2,993,464 shares of our Common Stock. As of March 4, 2005, of the 10,000,000 shares of our Common Stock presently authorized for issuance, 2,825,000 shares were issued and outstanding, 2,993,464 shares were reserved for issuance upon conversion of our issued and outstanding shares of Preferred Stock, 379,747 shares were reserved for issuance under our 2002 Stock Plan and 949,367 shares were reserved for issuance upon the exercise of warrants to purchase shares of our Common Stock. As a result, as of March 4, 2005, there were only 2,852,422 authorized shares of our Common Stock that were not issued and outstanding or reserved for issuance and available for any future business purposes by the Company. In addition, under the terms of our Preferred Stock, we expect to issue an additional 508.465 shares of our Preferred Stock in the form of Preferred Stock dividends over the next 12 months and we would reserve an additional 508,465 shares of our Common Stock for issuance upon conversion of those shares of Preferred Stock. Accordingly, our Board of Directors has approved for submission to our stockholders, and recommends that our stockholders approve, the Proposed Charter Amendment.

     The additional 10,000,000 authorized shares of our Common Stock may be issued for any proper corporate purpose approved by our Board of Directors. The availability of additional authorized shares will enable our Board of Directors to act with flexibility when and as the need arises to issue additional shares in the future without the delays necessitated by having to obtain a stockholder vote and to take advantage of changing market and financial conditions in a more timely manner. Among the reasons for issuing additional shares would be to increase our capital through sales of the our Common Stock, to engage in other types of capital transactions, to finance acquisitions and to satisfy our commitments under the terms of our Preferred Stock. The additional shares of Common Stock authorized by the Proposed Charter Amendment will be identical in all respects to our existing Common Stock and will not carry any preemptive rights.

     Our management regularly reviews a range of possible financing transactions and acquisitions, including through the issuance of our Common Stock. Subject to market and other conditions, we may sell additional equity in the first half of 2005. Any equity sales may involve traditional underwritten offerings, continuous equity offerings or other transactions. If any such offerings are made prior to, or in the absence of approval of, the Proposed Charter Amendment, the shares would be from a portion of the 2,852,422 of existing authorized shares of our Common Stock that are currently not reserved and that may be issued for the purposes described above.

     In some instances, stockholder approval for the issuance of additional shares may be required by law, or the obtaining of such approvals may be otherwise necessary or desirable.

     Our Board of Directors has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of us, which may adversely affect the ability of our stockholders to obtain a premium for their shares of the our Common Stock.

Who May Vote

If you owned any shares of our Preferred Stock or Common Stock on March 4, 2005, as reflected in our stock register, you may vote at the Annual Meeting on the approval of the Proposed Charter Amendment. Our Notes do not vote on the Proposed Charter Amendment.

Outstanding Shares

On March 4, 2005, there were 2,993.464 shares of our Preferred Stock (currently convertible into 2,993,464 shares of our Common Stock at the option of the holders) and 2,825,000 shares of our Common Stock outstanding, none of which were owned by us or any of our subsidiaries.

Quorum

In order to conduct the vote on the Proposed Charter Amendment, we must have a quorum of our stockholders. This means that we must have at least a majority of the voting power of our outstanding shares of Preferred Stock and Common Stock represented at the Annual Meeting, either in person or by proxy.

Our shares of Preferred Stock and Common Stock vote together as a single class on the Proposed Charter Amendment. For purposes of class voting, each share of our Preferred Stock has the right to one vote for each share of our Common Stock into which such share is convertible on the record date for such vote. Each share of our Preferred Stock was convertible into 1,000 shares of our Common Stock on the record date for the vote on the Proposed Charter Amendment, which means that each share of our Preferred Stock that is represented at the Annual Meeting is the equivalent of 1,000 shares of our Common Stock being represented at the Annual Meeting for purposes of determining whether a quorum is present for the vote on the Proposed Charter Amendment.

Any shares owned by us or by any of our subsidiaries are not counted for purposes of determining whether a quorum is present. Shares of our stock held by intermediaries that are voted for at least one matter at the Annual Meeting are counted as being present for purposes of determining a quorum for the vote on the Proposed Charter Amendment, even if the beneficial owner’s discretion has been withheld for voting on some or all of the other matters (commonly referred to as a “broker non-vote”).

Votes Needed

Each share of our Common Stock has the right to cast one vote on the Proposed Charter Amendment and each share of our Preferred Stock has the right to cast 1,000 votes on the Proposed Charter Amendment. Ratification and approval of the Proposed Charter Amendment requires the favorable vote of a majority of the voting power of the shares of our Preferred Stock and Common Stock that are entitled to vote on the Proposed Charter Amendment. As a result, abstentions from voting on the Proposed Charter Amendment and broker non-votes will have the same effect as a vote against the Proposed Charter Amendment.

     If the Proposed Charter Amendment is approved, Paragraph A of Article FOURTH of our Amended and Restated Certificate of Incorporation will be amended to read as follows:

     A. Authorized Capital Stock. The total number of shares of stock that the Corporation shall have the authority to issue is 20,125,000 shares of capital stock, consisting of (i) 125,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), and (ii) 20,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”).

     Our Board of Directors has unanimously adopted resolutions setting forth the Proposed Charter Amendment, declaring its advisability and directing that the Proposed Charter Amendment be submitted to our stockholders for their approval at the Annual Meeting. If approved by our stockholders, the Proposed Charter Amendment will become effective upon filing of an appropriate certificate with the Secretary of State of the State of Delaware.

Our Board of Directors recommends that you vote FOR this proposal.

* * *

Additional Proposals

     Our Board of Directors does not intend to bring any other matters before the Annual Meeting in addition to those described above, and has not been informed that any other matters are to be presented by others. The accompanying proxy confers discretionary authority upon the persons named therein to vote your shares of Preferred Stock and Common Stock in accordance with their best judgment on any other matter that may be properly brought before the Annual Meeting.

Executive Officers Of The Company

     Personal information with respect to each of our executive officers is set forth below.

Richard K. Crump Age 58	Mr. Crump has served as our President and Chief Executive Officer since January of 2003. Prior to that time, Mr. Crump served as our Co-Chief Executive Officer from December of 2001 through January of 2003, our Executive Vice President — Operations from May of 2000 through December of 2001, our Vice President — Strategic Planning from December of 1996 through May of 2000, our Vice President — Commercial from October of 1991 through December 1, 1996 and our Director — Commercial from August of 1986 through October of 1991. Prior to joining us, Mr. Crump was Vice President of Sales for Rammhorn Marketing from 1984 through August of 1986 and Vice President of Materials Management for El Paso Products Company from 1976 through 1983.

Paul G. Vanderhoven Age 51	Mr. Vanderhoven has been our Chief Financial Officer since March of 2001 and our Senior Vice President — Finance since January of 2003. Prior to that time, Mr. Vanderhoven served as our Vice President — Finance since October of 2000. Prior to becoming our Chief Financial Officer, Mr. Vanderhoven served as our Corporate Controller from October of 1989 through March of 2001, and our Manager Finance from August of 1986 through October of 1989. Before joining us, Mr. Vanderhoven held various positions with Monsanto Company from 1977 through August of 1986.

Kenneth M. Hale Age 42	Mr. Hale has been our General Counsel since January of 2001 and our Senior Vice President and Corporate Secretary since January of 2003. On January 1, 2005, Mr. Hale also became the head of our Human Resources & Administration Department. Prior to becoming one of Senior Vice Presidents, Mr. Hale served as one of our Vice Presidents from October of 2002 through January of 2003. Prior to becoming General Counsel, Mr. Hale served as our Senior Counsel from July of 2000 through January of 2001, and as Assistant General Counsel from December of 1997 through July of 2000. Prior to joining us, Mr. Hale was an associate attorney at the law firm of Andrews & Kurth L.L.P. from January 1994 until December of 1997, and at the law firm of Honigman Miller Schwartz and Cohn from May of 1990 until December of 1993, where he specialized in mergers and acquisitions, finance, securities and general corporate matters.

Paul C. Rostek Age 48	Mr. Rostek has been our Senior Vice President-Commercial since August of 2004. Prior to attaining this position, Mr. Rostek was our Vice President-Nitriles, with responsibility for our acrylonitrile, sodium cyanide, tertiary butylamine, disodium iminodiacetic acid, and acetonitrile products and then served as our Vice President-Corporate Alliance & New Ventures. Mr. Rostek joined us when we acquired our previous pulp chemicals business from Tenneco Inc. in August 1992 and initially served as our Vice President ERCO System Group based out of Toronto Canada from August of 1992 through November of 1996.

Walter B. Treybig Age 48	Mr. Treybig joined us in 1993 and has been our Senior Vice President — Manufacturing since January of 2003. Prior to that time, Mr. Treybig served as our Plant Manager since 1998 and our Manager of Environmental, Health and Safety. Before joining us, Mr. Treybig held various positions at PPG Industries, Inc., Cain Chemical Inc., Occidental Chemical Corporation and Ausimont USA Incorporated. Mr. Treybig also serves as a Director of the Galveston County Health District.

John R. Beaver Age 43	Mr. Beaver has been our Corporate Controller since March of 2001 and one of our Vice Presidents since January of 2003. Prior to joining us, Mr. Beaver was Vice President and Corporate Controller for Pioneer Companies, Inc. from 1997 through 2001 and Corporate Controller for Borden Chemicals and Plastics Limited Partnership from 1995 though 1996. Mr. Beaver held several financial management positions with us from 1987 through 1995 and with Monsanto Company from 1981 through 1987.

Bruce E. Moore Age 39	Mr. Moore has been our Treasurer since January of 2003. Prior to becoming our Treasurer, Mr. Moore served as our Director of Treasury Operations from May of 2001 through January of 2003 and our Petrochemicals Division Controller from November of 1998 through May of 2001. Prior to that time, Mr. Moore served in a variety of financial positions since joining us in December of 1989, including positions in internal audit, tax and financial reporting. Prior to joining us, Mr. Moore held various positions in the audit and tax departments of KPMG LLP.

Compensation Committee Report On Executive Compensation

     Our executive compensation program is administered by the Compensation Committee of our Board of Directors. This Committee, which is comprised of two of our non-employee directors, is responsible for discharging the compensation responsibilities of our Board. Our Compensation Committee reviews general compensation issues and determines the compensation of all of our senior executives and other key employees, and recommends and administers our employee benefit plans that provide benefits to our senior executives. Our Compensation Committee has furnished the following report on executive compensation for inclusion in this Proxy Statement.

Compensation Philosophy and Objectives

     The senior executive compensation program for Sterling Chemicals, Inc. (“Sterling”) is designed to motivate, reward and retain the management talent needed to achieve its business goals and maintain a leadership position in the petrochemicals industry. Under this program, a significant portion of the potential compensation of Sterling’s senior executives is dependent on Sterling’s financial performance and increased stockholder value. This program offers Sterling’s senior executives salary levels and compensation incentives designed to:

•	attract, motivate and retain talented and productive executives;

•	recognize individual performance and Sterling’s performance relative to the performance of other companies of comparable size, complexity and quality; and

•	support Sterling’s short-term and long-term goals.

We believe that this approach ensures an appropriate link between the compensation of Sterling’s senior executives and the accomplishment of Sterling’s goals and its stockholders’ objectives.

     We use a number of sources to determine whether the compensation program provided to Sterling’s senior executives is competitive. Our primary method of determining competitiveness involves obtaining compensation review data from independent compensation consultants, which we use to compare our compensation program to those offered by a group of chemical manufacturers. We also compare our compensation program to those offered by a select group of non-chemical companies that we feel are comparable in size and performance. We do not compare our compensation program against those offered by each of the companies included in the S&P Chemicals Index used in the Performance Graph contained in the Proxy Statement in which this report is included because we do not consider many of those companies to be competitors of Sterling, either in the market or for executive talent.

Total Compensation

     The three major components of Sterling’s senior executive compensation program are base salary, annual incentive compensation and stock-based compensation. Our goal is to set base salaries for Sterling’s senior executives at competitive rates, and also provide annual compensation opportunities linked to both Sterling’s and the individual’s performance and stock-based compensation opportunities linked to Sterling’s overall financial performance. We believe that focusing executive compensation on variable incentive pay will help Sterling meet its performance goals and enhance stockholder value in the long term.

Base Salaries

     Our strategy is to reduce the emphasis on fixed compensation for Sterling’s senior executives by positioning their base salaries at industry levels. Initially, these base salaries are set at levels intended to reflect the individual’s experience, level of responsibility, job classification and competence. Under our strategy, dramatic changes in base salary are not generally made unless required to adjust for market movements, promotions or significant changes in responsibility or individual performance. Sterling’s Board of Directors provides final approval of the base salary of all of Sterling’s senior executive officers, including the Chief Executive Officer (except that Sterling’s Chief Executive Officer, who also serves on Sterling’s Board of Directors, does not participate in decisions with respect to his own compensation).

Annual Incentive Compensation

     Sterling’s senior executives and other qualified employees can earn additional cash compensation under Sterling’s Bonus Plan. The additional compensation available under each of these plans is intended to reward the achievement of annual corporate financial goals. Generally, no additional compensation is available under the Bonus Plan unless Sterling’s financial performance meets a threshold level established by Sterling’s Board of Directors. The amount of additional compensation available under Sterling’s Bonus Plan is based on threshold levels, formulae set for the individual’s job classification (with individuals having greater management responsibility having the opportunity to earn larger percentages) and on individual performance. We administer Sterling’s Bonus Plan and recommend the total amount of annual compensation to Sterling’s Board of Directors. Sterling’s Board of Directors approves the aggregate amount of incentive compensation awards to all participants and the individual awards (except that Sterling’s Chief Executive Officer, who also serves on Sterling’s Board of Directors, does not participate in decisions with respect to his own awards). In evaluating an individual’s performance, we rely on the members of Sterling’s senior management. No awards were made under Sterling’s Bonus Plan in 2004.

Stock-Based Compensation

     Sterling is permitted to grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, performance awards and phantom stock awards to its senior executives and key employees under its 2002 Stock Plan. We or the full Board of Directors determine the terms and amounts of awards to be granted to individuals under the 2002 Stock Plan based upon a variety of factors, including:

•	level of responsibility and job classification;

•	job performance;

•	present and potential contributions to Sterling’s long term success; and

•	the extent that the base salary of the individual is below industry levels based on the compensation survey described above.

The primary purpose of stock-based compensation is to provide Sterling’s senior executives and key employees with incentives to concentrate on Sterling’s performance over the long term. We believe that stock-based compensation is an appropriate and effective method for aligning the interests of Sterling’s senior executives and key employees with Sterling’s long-term goal of maximizing stockholder value because the employees will not receive any benefit from this compensation unless the stock price rises.

     Sterling’s 2002 Stock Plan permits us or the Board of Directors to specify the number of shares covered by awards and the vesting schedule. Generally, a three-year vesting schedule has been imposed for all awards in order to provide an incentive to create stockholder value over time, since the full benefit of the awards cannot be realized unless there is appreciation in stock value over a number of years. However, options granted under the 2002 Stock Plan become fully exercisable in the event of the optionee’s termination of employment by reason of death, disability or retirement, and may become fully exercisable in the event of a “change of control.” No option may be exercised after the tenth anniversary of the date of grant or the earlier termination of the option. All options are granted with an exercise price at or above the fair market value of a share of Sterling’s common stock on the date of grant.

     During 2004, the Board of Directors awarded non-qualified stock options to acquire an aggregate of 27,500 shares of Sterling’s common stock under the 2002 Stock Plan and, during 2003, the Board of Directors awarded non-qualified stock options to acquire an aggregate of 326,000 shares of Sterling’s common stock under the 2002 Stock Plan. There have been no other awards under the 2002 Stock Plan.

Compensation to the Chief Executive Officer

     Richard K. Crump has been Sterling’s President and Chief Executive Officer since January 20, 2003 and served as Sterling’s Co-Chief Executive Officer from December of 2001 through January 20, 2003. In 2004, Mr. Crump was paid a base salary of $370,000. We used the same executive compensation practices described above to determine the compensation paid to Mr. Crump in 2004, and we believe that his 2004 base salary was at the mid-point of salaries paid to similar individuals in the competitive market.

Tax Treatment

     We consider the anticipated tax treatment of our executive compensation program when setting levels and types of compensation. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation paid to a company’s chief executive officer or any of its other four most highly compensated executive officers in excess of $1 million in any year, with certain performance-based compensation being specifically exempt from this deduction limit. In 2004, none of Sterling’s employees subject to this limit received compensation in excess of $1 million. Consequently, we believe that the requirements of Section 162(m) will not affect the tax deductions available to Sterling in connection with its executive compensation for 2004.

Incorporation by Reference

     No portion of this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference the Proxy Statement in which this report appears in its entirety, except to the extent that Sterling specifically incorporates this report or a portion of this report by reference. In addition, this report shall not otherwise be deemed to be “soliciting material” or to be “filed” under either of such Acts.

Respectfully submitted,

The Compensation Committee
     of the Board of Directors

John W. Gildea (Chairman)
Robert T. Symington

Executive Compensation And Other Information

Summary Compensation Table

     In December of 2002, we changed our fiscal year end from September 30 to December 31. The following table shows certain information regarding the compensation we paid each individual who served as our Chief Executive Officer or acted in a similar capacity during 2004, and our other four most highly compensated executive officers during 2004 (collectively, our “Named Executive Officers”), for the 12-month fiscal year ended December 31, 2003, the three-month transition period ended December 31, 2002 and the 12-month fiscal year ended September 30, 2002.

				Long-Term
				Compensation
				Awards
		Annual		Securities
NAME AND	Fiscal	Compensation		Underlying	All Other
PRINCIPAL POSITION	Year(1)	Salary(2)	Bonus(3)	Options (#)	Compensation(4)
Richard K. Crump(5)	2004	$370,000	$0	0	$21,230
President and Chief	2003	401,250	0	120,000	22,054
Executive Officer	2002T	104,375	376,875	0	1,016
	2002	409,365	125,625	0	18,532

Paul G. Vanderhoven(6)	2004	235,250	0	0	11,399
Senior VP — Finance and	2003	247,500	0	33,000	11,732
Chief Financial Officer	2002T	65,000	237,600	0	1,886
	2002	252,667	79,200	0	7,651

Kenneth M. Hale(7)	2004	195,208	0	0	10,519
Senior VP, General	2003	206,167	0	27,500	10,270
Counsel and Secretary	2002T	54,250	196,560	0	2,190
	2002	214,433	65,520	0	7,946

Paul C. Rostek(8)	2004	184,000	0	27,500	7,903
Senior VP — Commercial	2003	210,600	0	0	6,783
	2002T	51,900	117,450	0	1,696
	2002	205,700	39,150	0	6,682

Wayne R. Parker(9)	2004	187,000	0	0	37,616
Senior VP — Human	2003	197,583	0	25,000	12,304
Resources & Admin.	2002T	52,075	117,992	0	2,549
	2002	205,843	39,308	0	9,005

(1)	Fiscal Years designated “2002T” in this table and the footnotes to this table refer to the three-month transition period from October 1, 2002 through December 31, 2002.

(2)	Includes amounts deferred under our 401(k) Savings and Investment Plan. Also includes the following amounts paid under our former Supplemental Pay Plan, which was terminated in 2003:

	Fiscal Year	Supplemental Pay Plan
Richard K. Crump	2004	$0
	2003	41,250
	2002T	20,625
	2002	80,937

Paul G. Vanderhoven	2004	0
	2003	20,000
	2002T	10,000
	2002	41,000

Kenneth M. Hale	2004	0
	2003	17,500
	2002T	8,750
	2002	35,350

Paul C. Rostek	2004	0
	2003	33,600
	2002T	8,400
	2002	33,900

Wayne R. Parker	2004	0
	2003	16,800
	2002T	8,400
	2002	33,935

(3)	All amounts were paid under our Retention Bonus Plan that was in effect during our prior bankruptcy proceedings. No amounts were paid under our Bonus Plan in any of the reporting periods.

(4)	Includes (i) values of group life insurance provided by us in excess of $50,000, (ii) premiums for executive life insurance paid by us, (iii) matching contributions paid by us under our 401(k) Savings and Investment Plan and (iv) values of parking paid by us in excess of Internal Revenue Service limitations, as follows:

	Fiscal		Clubs and	401(k) Matching	Executive
	Year	Group Life	Associations	Contributions	Parking
Richard K. Crump	2004	$4,509	$1,689	$7,175	$779
	2003	4,354	1,689	7,000	1,381
	2002T	1,016	0	0	0
	2002	3,902	0	7,000	0

Paul G. Vanderhoven	2004	1,481	1,964	7,175	779
	2003	1,427	1,964	7,000	1,341
	2002T	224	0	1,662	0
	2002	855	0	6,796	0

Kenneth M. Hale	2004	524	2,173	6,832	990
	2003	504	2,173	6,603	990
	2002T	122	0	1,858	210
	2002	463	235	6,258	990

Paul C. Rostek	2004	723	568	6,352	260
	2003	693	0	6,090	0
	2002T	173	0	1,523	0
	2002	679	0	6,003	0

	Fiscal		Clubs and	401(k) Matching	Executive
	Year	Group Life	Associations	Contributions	Parking
Wayne R. Parker	2004	3,297	1,689	6,545	779
	2003	3,172	1,689	6,062	1,381
	2002T	766	0	1,783	0
	2002	2,998	0	6,007	0

Mr. Crump’s “All Other Compensation” includes executive life insurance premiums paid by us of $7,078 in 2004, $7,630 in 2003, $0 in the 2002T and $7,630 in 2002. Mr. Parker’s “All Other Compensation” for 2004 includes a $25,306 payment for unused vacation time paid by us when his employment with us ended on December 31, 2004.

(5)	Mr. Crump was promoted to our President and Chief Executive Officer on January 20, 2003. Prior to that time, Mr. Crump served as our Co-Chief Executive Officer from December 18, 2001 through January 20, 2003 and our Executive Vice President — Operations from May of 2000 through December 18, 2001. Consequently, (i) Mr. Crump’s compensation for 2003 reflects compensation paid to him in his capacity as our President and Chief Executive Officer for approximately 11-1/2 months and compensation paid to him in his capacity as our Co-Chief Executive Officer for approximately half a month, (ii) Mr. Crump’s compensation for 2002T reflects compensation paid to him in his capacity as our Co-Chief Executive Officer and (iii) Mr. Crump’s compensation for 2002 reflects compensation paid to him in his capacity as our Co-Chief Executive Officer for approximately 9-1/2 months and compensation paid to him in his capacity as our Executive Vice President — Operations for approximately 2-1/2 months.

(6)	Mr. Vanderhoven was promoted to our Senior Vice President — Finance and Chief Financial Officer on January 20, 2003. Prior to that time, Mr. Vanderhoven served as our Vice President — Finance and Chief Financial Officer from March 21, 2001 through January 20, 2003. Consequently, (i) Mr. Vanderhoven’s compensation for 2003 reflects compensation paid to him in his capacity as our Senior Vice President — Finance and Chief Financial Officer for approximately 11-1/2 months and compensation paid to him in his capacity as our Vice President — Finance and Chief Financial Officer for approximately half a month and (ii) Mr. Vanderhoven’s compensation for 2002T and 2002 reflects compensation paid to him in his capacity as our Vice President — Finance and Chief Financial Officer.

(7)	Mr. Hale was promoted to our Senior Vice President, General Counsel and Secretary on January 20, 2003. Prior to that time, Mr. Hale served as our Vice President, General Counsel and Assistant Secretary from October 1, 2002 through January 20, 2003 and our General Counsel and Assistant Secretary from January 24, 2001 through October 1, 2002. Consequently, (i) Mr. Hale’s compensation for 2003 reflects compensation paid to him in his capacity as our Senior Vice President, General Counsel and Secretary for approximately 11-1/2 months and compensation paid to him in his capacity as our Vice President, General Counsel and Assistant Secretary for approximately half a month, (ii) Mr. Hale’s compensation for 2002T reflects compensation paid to him in his capacity as our Vice President, General Counsel and Assistant Secretary and (iii) Mr. Hale’s compensation for 2002 reflects compensation paid to him in his capacity as our General Counsel and Assistant Secretary.

(8)	Mr. Rostek was promoted to our Senior Vice President — Commercial on August 9, 2004. Prior to that, Mr. Rostek served as our Vice President — Corporate Alliances & New Ventures from March of 2003 through August of 2004 and our Vice President — Nitriles from June of 1998 through March of 2003. Consequently, (i) Mr. Rostek’s compensation for 2004 reflects compensation paid to him in his capacity as our Senior Vice President — Commercial for approximately five months and compensation paid to him in his capacity as our Vice President — Corporate Alliances & New Ventures for approximately seven months, (ii) Mr. Rostek’s compensation for 2003 reflects compensation paid to him in his capacity as our Vice President — Corporate Alliances & New Ventures for approximately ten months and compensation paid to him in his capacity as our Vice President — Nitriles for approximately two months and (iii) Mr. Rostek’s compensation for 2002T and 2002 reflects compensation paid to him in his capacity as our Vice President — Nitriles.

(9)	Mr. Parker served as our Senior Vice President — Human Resources & Administration from January 20, 2003 until his employment with us ended on December 31, 2004. Prior to that time, Mr. Parker served as our Vice President — Human Resources & Administration. Consequently, Mr. Parker’s compensation for 2003 reflects compensation paid to him in his capacity as our Senior Vice President — Human Resources & Administration for approximately 11-1/2 months and compensation paid to him in his capacity as our Vice President — Human

Resources & Administration for approximately half a month, and Mr. Parker’s compensation for 2002T and 2002 reflects compensation paid to him in his capacity as our Vice President — Human Resources & Administration.

Equity Compensation Plan Information

     The following table provides information regarding securities authorized for issuance under our 2002 Stock Plan as of December 31, 2004:

Equity Compensation Plan Information

Number of securities
remaining available for
future issuance under
	Number of securities to		equity compensation
	be issued upon exercise	Weighted-average exercise	plans (excluding
	of outstanding options,	price of outstanding	securities
Plan Category	warrants and rights	options, warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	294,334	$31.60	85,413

Equity compensation plans not approved by security holders	—	—	—

Total	294,334	$31.60	85,413

(1)	Our 2002 Stock Plan was authorized and established under our confirmed Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code (the “Plan of Reorganization”), which became effective on December 19, 2002. The Plan of Reorganization provides that, without any further act or authorization, confirmation of the Plan of Reorganization and entry of the confirmation order is deemed to satisfy all applicable federal and state law requirements and all listing standards of any securities exchange for approval by the board of directors or the stockholders of the 2002 Stock Plan. No additional stockholder approval of the 2002 Stock Plan has been obtained.

Option Grants in Last Fiscal Year

     Awards under our 2002 Stock Plan are made at the discretion of our Compensation Committee and our Board in accordance with the provisions of our 2002 Stock Plan and our Compensation Committee’s compensation policies, which are discussed in the Compensation Committee Report on Executive Compensation appearing in this Proxy Statement. The following table sets forth certain information with respect to stock options granted under our 2002 Stock Plan during 2004 to our Named Executive Officers. All options reported below were granted on November 5, 2004, vest in three equal annual installments beginning one year after the date of grant and have an exercise price of $31.60, which was at or above the fair market value of one share of our Common Stock at the time of grant.

Individual Grants
Percent of
	Number of	Total Options
	Securities	Granted to
	Underlying	Employees in	Exercise Price	Expiration	Grant Date
Name	Options Granted	Fiscal Year	Per Share	Date	Present Value(1)
Paul C. Rostek	27,500	100%	$31.60	11/5/2014	$356,000

(1)	Grant Date Present Value was determined using the Black-Scholes option pricing methodology at the time of grant. No adjustments were made for non-transferability of the options. In making these calculations, we assumed (a) Common Stock price volatility of 42%, (b) risk free rate of return of 3.85% and (c) an annualized dividend yield of $0.00. We used a ten-year assumption for valuing option grants for our Named Executive Officers in order to present the highest estimate of what the grants could be worth for our Named Executive Officers. The ultimate value of the options, if any, will depend on the future value of our Common Stock and the grantee’s investment decisions, neither of which can be accurately predicted.

Aggregated Fiscal Year-End Option Values

     The following table provides information on the value of unexercised stock options, as of December 31, 2004 held by each of our Named Executive Officers. There were no exercises of options or stock appreciation rights during fiscal 2004 by any of our Named Executive Officers, and none of our Named Executive Officers held any stock appreciation rights at December 31, 2004.

	Number of Securities		Value of Unexercised
	Underlying Unexercised Options		In-The-Money Options
	at December 31, 2004		at December 31, 2004(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Richard K. Crump	40,000	80,000	$226,000	$452,000
Paul G. Vanderhoven	11,000	22,000	62,150	124,300
Kenneth M. Hale	9,167	18,333	51,793	103,581
Paul C. Rostek	0	27,500	0	155,375
Wayne R. Parker	8,333	16,667	47,081	94,169

(1)	The “value” of unexercised options is based on the amount, if any, by which the market price of a share of our Common Stock on the relevant date exceeds the exercise price of the option. The actual gain, if any, that one of our Named Executive Officers realizes from the exercise of options will depend on the market price of a share of our Common Stock at the time of exercise. An “In-The-Money” option is an option for which the exercise price is lower than the market price of a share of our Common Stock on the relevant date. On December 31, 2004, the last reported trade of our common stock was at $37.25 per share.

Pension Plans

Salaried Employees’ Pension Plan	Effective January 1, 2005, we amended our defined benefit Salaried Employees’ Pension Plan to cease benefit accruals for all participants. Most of our salaried employees, including each of our Named Executive Officers, participate in this Plan. Under the amendments, the “Credited Service” we use in the calculation of an employee’s pension was frozen at the number of years of Credited Service such employee had earned as of January 1, 2005, and the “Average Earnings” we use in the calculation of an employee’s pension was frozen at the average earnings of such employee calculated as of January 1, 2005. Generally, an employee’s “Average Earnings” will be either the average compensation received by the employee during the three years in which the employee was paid the most in the five years immediately preceding January 1, 2005 or the average compensation received by the employee during the last 36 months immediately preceding January 1, 2005, whichever is larger, excluding amounts received under our Profit Sharing and Bonus Plans.

The “Vesting Service” we use to determine eligibility for benefits and to calculate the amount of any early retirement penalty was not frozen and continues to accrue at the same rate and manner as it did prior to the amendment. Due to certain limitations imposed under the Internal Revenue Code, benefits payable to an employee under this Plan are currently effectively limited in amount to those benefits that would be payable to an employee having Average Earnings of $210,000.

Pension Benefit Equalization Plan	Effective January 1, 2005, we amended our Pension Benefit Equalization Plan to cease benefit accruals for all participants. Each of our salaried employees who is eligible to participate in our Pension Plan is also eligible to participate in our Pension Benefit Equalization Plan. Our Equalization Plan pays additional benefits to employees whose benefits under our Pension Plan are limited as a result of specified limitations under the Internal Revenue Code. The amount of benefits payable under our Equalization Plan is designed to eliminate the effect of these limitations on the aggregate pension benefits payable to the participants, but not provide any additional benefits beyond that amount. These benefits are generally payable at the times we pay benefits under our Pension Plan. We have paid benefits under our Equalization Plan to former employees.

Supplemental Employee Retirement Plan	Effective January 1, 2005, we amended our Supplemental Employee Retirement Plan to cease benefit accruals for all participants. Each of our employees who is a part of management or is considered “highly compensated” and subject to limitations on the amount of Pension Plan benefits he or she may receive under the Internal Revenue Code is also eligible to participate in our Supplemental Employee Retirement Plan. Our Supplemental Plan pays additional benefits to employees whose benefits under our Pension Plan are limited as a result of such employee’s Average Earnings exceeding $210,000 or due to the removal of certain Social Security integration benefits from the Pension Plan. The amount of benefits payable under our Supplemental Plan is designed to eliminate the effect of these limitations on the aggregate pension benefits payable to the participants, but not provide any additional benefits beyond that amount. These benefits are generally payable at the same time as when we pay benefits under our Pension Plan. We have paid benefits under our Supplemental Plan to former employees.

Pension Plans Table

     The following table sets forth the aggregate amount of annual normal retirement benefits that would be payable under our Pension Plan, Equalization Plan and Supplemental Plan if an employee retired during calendar 2005 at the age of 65 with the years of service shown (assuming the continued existence of our Pension Plan, Equalization Plan and Supplemental Plan without substantial change and payment in the form of a single life annuity).

Average	Years of Service
Earnings	15	20	25	30	35

$125,000	$27,651	$36,867	$46,084	$55,301	$64,518
150,000	33,838	45,117	56,397	67,676	78,955
175,000	40,026	53,367	66,709	80,051	93,393
200,000	46,213	61,617	77,022	92,426	107,830
225,000	52,401	69,867	87,334	104,801	122,268
250,000	58,588	78,117	97,647	117,176	136,705
300,000	70,963	94,617	118,272	141,926	165,580
400,000	95,713	127,617	159,522	191,426	223,330
450,000	108,088	144,117	180,147	216,176	252,205
500,000	120,463	160,617	200,772	240,926	281,080

For our Named Executive Officers, the compensation covered by these Plans is solely that annual compensation reported under the salary column in the Summary Compensation Table appearing in this Proxy Statement (excluding any payments under our former Supplemental Pay Plan and excluding any bonuses reported in the annual compensation columns of the Summary Compensation Table).

     As of December 31, 2004, the credited years of service under these Plans of each Named Executive Officer were:

Richard K. Crump	18 years
Paul G. Vanderhoven	28 years
Kenneth M. Hale	7 years
Paul C. Rostek	24 years
Wayne R. Parker	14 years

     Assuming retirement at age 65 (or after five years of service, if later), the total annual retirement benefits payable to each Named Executive Officer under the Equalization and Supplemental Plans would be:

			Net Payment
	Gross Payment	Reduction for Payments	Under Equalization
	Under All Plans	Under Pension Plan	and Supplemental Plans
Richard K. Crump	$103,145	$56,417	$46,728
Paul G. Vanderhoven	89,711	78,207	11,504
Kenneth M. Hale	19,417	19,417	0
Paul C. Rostek	38,717	38,717	0
Wayne R. Parker(1)	29,456	29,456	0

(1)	Mr. Parker’s employment with us ended effective as of December 31, 2004. The figures included in the table above reflect the actual amounts to be paid to Mr. Parker under the relevant Plans.

All of the benefits appearing in the pension plan table are computed on a single-life annuity basis and are not subject to any deduction for Social Security or other similar offset amounts. However, our Supplemental Plan does contain an alternative formula for determining benefits which includes a Social

Security offset. We have never used this alternative formula to determine the amount of any benefits paid under our Supplemental Plan.

2002 Stock Plan

     Under our 2002 Stock Plan, officers, key employees and consultants, as designated by our Board of Directors or Compensation Committee, may be issued stock options, stock awards, stock appreciation rights or stock units. Our 2002 Stock Plan is administered by our Board of Directors, in consultation with our Compensation Committee, and may be amended or modified from time to time by our Board of Directors in accordance with its terms. Our Board of Directors or Compensation Committee determines the exercise price of stock options, any applicable vesting provisions and other terms and provisions of each grant in accordance with the 2002 Stock Plan. Options granted under the 2002 Stock Plan become fully exercisable in the event of the optionee’s termination of employment by reason of death, disability or retirement, and may become fully exercisable in the event of a “change of control.” No option may be exercised after the tenth anniversary of the date of grant or the earlier termination of the option. We have reserved 379,747 shares of our Common Stock for issuance under the 2002 Stock Plan (subject to adjustment). On February 11, 2003, we granted certain of our officers and key employees options to purchase 326,000 shares of our Common Stock under the 2002 Stock Plan, 59,166 of which have lapsed or expired without being exercised, and on November 5, 2004, we granted one of our officers options to purchase 27,500 shares of our Common Stock under the 2002 Stock Plan, all of which option grants were at an exercise price of $31.60 per share. We have not made any other awards under the 2002 Stock Plan.

Key Employee Protection Plan

     On January 26, 2000, our Board approved the initial form of our Key Employee Protection Plan, which has subsequently been amended several times (our “Key Employee Protection Plan”). A copy of the current form of our Key Employee Protection Plan is an Exhibit to our Form 10-K. Our Compensation Committee has designated a select group of management or highly compensated employees as participants under our Key Employee Protection Plan, including each of our Named Executive Officers, and has established their respective applicable multipliers and other variables for determining benefits. Our Compensation Committee is also authorized to designate additional management or highly compensated employees as participants under our Key Employee Protection Plan and set their applicable multipliers. Our Compensation Committee may also terminate any participant’s participation under this Plan on 60 days’ notice if it determines that the participant is no longer one of our key employees.

     Under our Key Employee Protection Plan, any participant under the Plan that, within his or her “Protection Period”, terminates his or her employment for “Good Reason” or is terminated by us for any reason other than “Misconduct” or “Disability” is entitled to benefits under the Plan. A participant’s Protection Period commences 180 days prior to the date on which a specified change of control occurs and ends either two years or 18 months after the date of that change of control, depending on the size of the participant’s applicable multiplier. A participant may also be entitled to receive payments under the Plan in the absence of a change of control if he or she terminates his or her employment for “Good Reason” or is terminated by us for any reason other than “Misconduct” or “Disability”, but in these circumstances his or her applicable multiplier is reduced by 50%. If a participant becomes entitled to benefits under our Key Employee Protection Plan, we are required to provide the participant with a lump sum cash payment that is determined by multiplying the participant’s applicable multiplier by the sum of the participant’s highest annual base compensation during the last three years plus the participant’s targeted bonus for the year of termination, and then deducting the sum of any other separation, severance or termination payments made by us to the participant under any other plan or agreement or pursuant to law. However, if benefits are paid under our Key Employee Protection Plan to one of our most highly compensated employees in connection with a change of control, 50% of the lump sum payment paid to such employee is conditioned upon compliance with the non-competition provisions of our Key Employee Protection Plan.

     In addition to the lump sum payment, the participant is entitled to receive any accrued but unpaid compensation, compensation for unused vacation time and any unpaid vested benefits earned or accrued under any of our benefit plans (other than qualified plans). Also, for a period of 24 months (including 18 months of COBRA coverage), the participant will continue to be covered by all of our life, health care, medical and dental insurance plans and programs (other than disability), as long as the participant makes a timely COBRA election and pays the regular employee premiums required under our plans and programs and by COBRA. In addition, our obligation to continue to provide coverage under our plans and programs to any participant ends if and when the participant becomes employed on a full-time basis by a third party which provides the participant with substantially similar benefits.

     If any payment or distribution under our Key Employee Protection Plan to any participant is subject to excise tax pursuant to Section 4999 of the Internal Revenue Code, the participant is entitled to receive a gross-up payment from us in an amount such that, after payment by the participant of all taxes on the gross-up payment, the amount of the gross-up payment remaining is equal to the excise tax imposed under Section 4999 of the Internal Revenue Code. However, the maximum amount of any gross-up payment is 25% of the sum of the participant’s highest annual base compensation during the last three years plus the participant’s targeted bonus for the year of payment.

     We may terminate our Key Employee Protection Plan at any time and for any reason but any termination does not become effective as to any participant until 90 days after we give the participant notice of the termination of the Plan. In addition, we may amend our Key Employee Protection Plan at any time and for any reason, but any amendment that reduces, alters, suspends, impairs or prejudices the rights or benefits of any participant in any material respect does not become effective as to that participant until 90 days after we give him or her notice of the amendment of the Plan. No termination of our Key Employee Protection Plan, or any of these types of amendments to the Plan, can be effective with respect to any participant if the termination or amendment is related to, in anticipation of or during the pendency of a change of control, is for the purpose of encouraging or facilitating a change of control or is made within 180 days prior to any change of control. Finally, no termination or amendment of our Key Employee Protection Plan can affect the rights or benefits of any participant that are accrued under the Plan at the time of termination or amendment or that accrue thereafter on account of a change of control that occurred prior to the termination or amendment or within 180 days after such termination or amendment.

Supplemental Pay Plan

     On March 8, 2001, we implemented our Supplemental Pay Plan. Prior to March 8, 2001, we had historically paid our senior level employees below-market salaries with the opportunity to earn above-market compensation through stock based incentives and significant bonuses in years when we achieved targeted levels of EBITDA. Due to our financial difficulties during 2001, the opportunity to earn additional compensation through these programs was significantly reduced, if not entirely eliminated. As a result, we established our Supplemental Pay Plan to address the concern that the overall compensation provided to our senior level employees would always be below-market and, consequently, not adequate to retain these employees or attract new highly-qualified employees. A select group of management or highly compensated employees was designated as participants under the plan and their respective benefits were established. Each payment under the plan was a specified percentage of the participant’s annual base salary for fiscal 2001 and payments were paid on or before the tenth day after the last day of each calendar quarter. The participant was required to be employed by us on the relevant payment date in order to be eligible to receive that payment under the plan. In connection with the issuance of new stock options and a revised bonus program, we terminated our Supplemental Pay Plan as of June 30, 2003. With the exception of two additional payments made under that plan to Mr. Rostek on September 30, 2003 and December 31, 2003, the last payments under that plan were made on June 30, 2003.

Performance Graph

     The following Performance Graph compares our cumulative total stockholder return on shares of our Common Stock for a two-year period with the cumulative total return of the Standard & Poor’s 500 Stock Index (the “S & P 500 Index”) and the Standard & Poor’s Diversified Chemicals Index (the “S & P Chemicals Index”). The graph assumes the investment of $100 on December 31, 2002 in shares of our Common Stock, the S & P 500 Index and the S & P Chemicals Index and the reinvestment of dividends.

* $100 invested on 1/3/03 in stock or on 12/31/02 in index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

We cannot give you any assurance as to future trends in the cumulative total return on shares of our Common Stock or of the indices used above, and we do not make or endorse any predictions as to future stock performance. No portion of the foregoing information contained under the heading “Performance Graph” shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference this Proxy Statement in its entirety, except to the extent that we specifically incorporate such information or a portion of it by reference. In addition, such information shall not otherwise be deemed to be “soliciting material” or to be “filed” under either of these Acts.

Security Ownership of Principal Stockholders and Management

     The following table sets forth certain information regarding the beneficial ownership of our Preferred Stock and Common Stock as of March 4, 2005 by (i) each of our directors and each person nominated to become one of our directors, (ii) each of our Named Executive Officers, (iii) each person known by us to be the beneficial owner of more than 5% of our outstanding Preferred Stock or Common Stock and (iv) all of our directors and executive officers as a group. Each share of our Preferred Stock is currently convertible into 1,000 shares of our Common Stock at the election of the holder. Unless otherwise noted, the mailing address of each such beneficial owner is 333 Clay Street, Suite 3600, Houston, Texas 77002-4312, and we believe, based on information provided by the beneficial owners listed below, that the named beneficial owner has sole voting power and sole investment power with respect to the shares shown below, except to the extent that power is shared with such person’s spouse pursuant to applicable law.

				Percentage
	Shares of	Percentage of		of
	Preferred Stock	Outstanding	Shares of Common	Outstanding	Percentage of
	Beneficially	Preferred	Stock Beneficially	Common	Outstanding Voting
Name	Owned	Stock	Owned	Stock	Power(1)
Richard K. Crump(2)	0	0%	80,000	*	*
John W. Gildea	0	0%	0	0%	0%
Byron J. Haney(3)	2,943.134	98.3%	1,904,165	60.0%	78.6%
Marc S. Kirschner(4)	2,943.134	98.3%	1,904,165	60.0%	78.6%
Thomas P. Krasner	0	0%	0	0%	0%
Philip M. Sivin(5)	2,943.134	98.3%	1,904,165	60.0%	78.6%
Robert T. Symington(6)	2,943.134	98.3%	1,904,165	60.0%	78.6%
Keith R. Whittaker(7)	2,943.134	98.3%	1,904,165	60.0%	78.6%
Dr. Peter Ting Kai Wu	0	0%	0	0%	0%
Paul G. Vanderhoven(8)	0	0%	22,000	*	*
Kenneth M. Hale(9)	0	0%	18,333	*	*
Paul C. Rostek	0	0%	0	*	*
Wayne R. Parker(10)	0	0%	8,333	*	*
Resurgence Asset Management, L.L.C.(11)	2,943.134	98.3%	1,904,165	60.0%	78.6%
Resurgence Asset Management International, L.L.C.(11)	2,943.134	98.3%	1,904,165	60.0%	78.6%
Re/Enterprise Asset Management, L.L.C.(11)	2,943.134	98.3%	1,904,165	60.0%	78.6%
Martin D. Sass(11)	2,943.134	98.3%	1,904,165	60.0%	78.6%
Mariner Investment Group, Inc.(12)	0	0%	255,015	9.0%	4.4%
Northeast Investors Trust(13)	0	0%	245,739	8.7%	4.2%
Directors and current executive officers as a group (16 persons) (2) through (11)	2,943.134	98.3%	2,047,831	62.0%	79.2%

*	Less than 1%

(1)	Represents the percentage of the combined voting power of our outstanding Preferred Stock and our outstanding Common Stock, assuming the conversion of each share of our Preferred Stock into 1,000 shares of our Common Stock.

(2)	Represents 80,000 shares of our Common Stock issuable upon exercise of options granted under the 2002 Stock Plan which are or will become exercisable within 60 days of March 4, 2005.

(3)	Represents shares of our Preferred Stock and shares of our Common Stock (including shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 4, 2005) that are beneficially owned by funds and accounts managed by Resurgence Asset Management, L.L.C. (“Resurgence”) and its affiliates (see Note 11). Mr. Haney, as a Managing Director of Resurgence, may be deemed to have beneficial ownership of such shares. Mr. Haney disclaims beneficial ownership of all such shares.

(4)	Represents shares of our Preferred Stock and shares of our Common Stock (including shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 4, 2005) that are beneficially owned by funds and accounts managed by Resurgence and its affiliates (see Note 11). Mr. Kirschner, as a Managing Director and General Counsel of Resurgence, may be deemed to have beneficial ownership of such shares. Mr. Kirschner disclaims beneficial ownership of all such shares.

(5)	Represents shares of our Preferred Stock and shares of our Common Stock (including shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 4, 2005) that are beneficially owned by funds and accounts managed by Resurgence and its affiliates (see Note 11). Mr. Sivin, as a Vice President of Resurgence, may be deemed to have beneficial ownership of such shares. Mr. Sivin disclaims beneficial ownership of all such shares.

(6)	Represents shares of our Preferred Stock and shares of our Common Stock (including shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 4, 2005) that are beneficially owned by funds and accounts managed by Resurgence and its affiliates (see Note 11). Mr. Symington, as a Managing Director of Resurgence, may be deemed to have beneficial ownership of such shares. Mr. Symington disclaims beneficial ownership of all such shares.

(7)	Represents shares of our Preferred Stock and shares of our Common Stock (including shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 4, 2005) that are beneficially owned by funds and accounts managed by Resurgence and its affiliates (see Note 11). Mr. Whittaker, as a Vice President of Resurgence, may be deemed to have beneficial ownership of such shares. Mr. Whittaker disclaims beneficial ownership of all such shares.

(8)	Represents 22,000 shares of our Common Stock issuable upon exercise of options granted under the 2002 Stock Plan which are or will become exercisable within 60 days of March 4, 2005.

(9)	Represents 18,333 shares of our Common Stock issuable upon exercise of options granted under the 2002 Stock Plan which are or will become exercisable within 60 days of March 4, 2005.

(10)	Represents 8,333 shares of our Common Stock issuable upon exercise of options granted under the 2002 Stock Plan which are currently exercisable.

(11)	Includes (a) 1,582.981 shares of our Preferred Stock, 834,377 shares of our Common Stock and an additional 186,733 shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 4, 2005 that are beneficially owned by Resurgence, (b) 428.363 shares of our Preferred Stock, 227,220 shares of our Common Stock and an additional 50,531 shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 4, 2005 that are beneficially owned by Resurgence Asset Management International, L.L.C. (“RAMI”), and (c) 931.790 shares of our Preferred Stock, 495,388 shares of our Common Stock and an additional 109,916 shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 4, 2005 that are beneficially owned by Re/Enterprise Asset Management, L.L.C. (“REAM”). Resurgence, RAMI and REAM are affiliated investment advisors. Each share of our Preferred Stock is currently convertible into 1,000 shares of our Common Stock at the election of the holder.

Martin D. Sass serves as Chairman and Chief Executive Officer of M.D. Sass Investors Services, Inc. (“Sass Investors Services”). Sass Investors Services is the sole member of Resurgence, RAMI and REAM. Resurgence exercises voting and dispositive power over our securities (i) in its capacity as the general partner and sole investment advisor of M.D. Sass Corporate Resurgence Partners, L.P. (“Resurgence I”) and (ii) investment advisor to M.D. Sass Corporate Resurgence Partners II, L.P. (“Resurgence II”), M.D. Sass

Corporate Resurgence Partners III, L.P. (“Resurgence III”), the Resurgence Asset Management, L.L.C. Employment Retirement Plan (the “Plan”) and a separately managed account for a private corporation (the “Account”). Accordingly, Resurgence may be deemed to share voting and dispositive power with respect to our securities held of record by Resurgence I, Resurgence II, Resurgence III, the Plan and the Account, respectively. Philip M. Sivin is Mr. Sass’s son-in-law.

RAMI exercises voting and dispositive power over our securities solely in RAMI’s capacity as sole special shareholder of and sole investment advisor to M.D. Sass Corporate Resurgence International, Ltd. (“Resurgence International”). Accordingly, RAMI may be deemed to share voting and dispositive power with respect to our securities held of record by Resurgence International.

REAM exercises voting and dispositive power over our securities (A) as the sole investment advisor to two employee pension plans and the M.D. Sass Associates, Inc. Employee Profit Sharing Plan and (B) as general partner and sole investment advisor of M.D. Sass Re/Enterprise Portfolio Company, L.P. (“Re/Enterprise”) and M.D. Sass Re/Enterprise II, L.P. (“Re/Enterprise II”). Accordingly, REAM may be deemed to share voting and dispositive power with respect to our securities held of record by each of the pension plans and Re/Enterprise and Re/Enterprise II.

In addition, funds which have invested side-by-side with funds managed by Resurgence and RAMI beneficially own in the aggregate 50.330 shares of our Preferred Stock, 29,957 shares of our Common Stock and an additional 6,446 shares of our Common Stock issuable upon the exercise of warrants which are exercisable within 60 days of March 4, 2005 (the “Other Securities”).

Martin D. Sass’s interest in all of the securities referenced in this footnote is limited to the extent of his pecuniary interest, if any, in Resurgence, RAMI, REAM and the entities owning the Other Securities.

The mailing address of each of Martin D. Sass, Resurgence, RAMI and REAM is 10 New King Street, White Plains, New York 10604.

The foregoing information is based on the Schedule 13D filed by Resurgence, RAMI and REAM with the Securities and Exchange Commission on December 19, 2002, as amended by (i) Schedule 13D/A, Amendment No. 1, filed by Resurgence, RAMI and REAM with the Securities and Exchange Commission on February 13, 2004, (ii) Schedule 13D/A, Amendment No. 2, filed by Martin D. Sass, Resurgence, RAMI and REAM with the Securities and Exchange Commission on June 25, 2004 and (iii) Schedule 13D/A, Amendment No. 3, filed by Martin D. Sass, Resurgence, RAMI and REAM with the Securities and Exchange Commission on February 14, 2005.

(12)	The mailing address of Mariner Investment Group, Inc. is 780 Third Avenue, 16th Floor, New York, New York 10017. This information is based on the Schedule 13G filed by Mariner Investment Group, Inc. with the Securities and Exchange Commission on February 14, 2005.

(13)	The mailing address of Northeast Investors Trust is 50 Congress Street, Boston, Massachusetts 02109-4096. This information is based on the Schedule 13G filed by Northeast Investors Trust with the Securities and Exchange Commission on February 13, 2003.

Certain Transactions

     Resurgence has beneficial ownership of a substantial majority of the voting power of our securities due to its investment and disposition authority over securities owned by its and its affiliates’ managed funds and accounts. Currently, Resurgence has beneficial ownership of over 98% of our Preferred Stock and over 60% of our Common Stock, representing ownership of over 78% of the total voting power of our equity. Each share of our Preferred Stock is currently convertible at the option of the holder thereof at any time into 1,000 shares of our Common Stock, subject to adjustments. The holders of our Preferred Stock are entitled to designate a number of our directors roughly proportionate to their overall equity ownership, but in any event not less than a majority of our directors as long as they hold in the aggregate at least 35% of the total voting power of our equity. As a result, Resurgence has the ability to control our management, policies and financing decisions, elect a majority of our Board and control the vote on most matters presented to a vote of our stockholders. In addition, our shares of Preferred Stock, almost all of which are beneficially owned by Resurgence, carry a cumulative dividend rate of 4% per quarter, payable in additional shares of Preferred Stock. Each dividend paid in additional shares of our Preferred Stock has a dilutive effect on our shares of Common Stock and increases the percentage of the total voting power of our equity beneficially owned by Resurgence. Since the initial issuance of our Preferred Stock, we have issued an additional 818.464 shares of our Preferred Stock (convertible into 818,464 shares of our common stock) in dividends, which represents in excess of 14% of the current total voting power of our equity securities. Five of our directors, Messrs. Haney, Kirschner, Sivin, Symington and Whittaker, are employed by Resurgence. Pursuant to established policies of Resurgence, all director compensation earned by Messrs Haney, Kirschner, Sivin, Symington and Whittaker is paid to Resurgence. During 2004, we paid Resurgence an aggregate amount equal to $190,750 for director compensation earned by Messrs. Haney, Kirschner, Sivin, Symington and Whittaker and also reimbursed Resurgence for expenses incurred by these individuals related to their service as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and anyone who beneficially owns more than 10% of our Common Stock to file various reports with the Securities and Exchange Commission regarding their ownership of, and transactions in, our equity securities, and to furnish us with copies of those reports. Based solely on our review of copies of these reports furnished to us and written representations from our officers and directors, we believe that none of our officers, directors or 10% stockholders failed to file any reports under Section 16(a) on a timely basis during 2004, with the following exceptions. Paul C. Rostek was granted options to acquire 27,500 shares of our common stock on November 5, 2004 and did not file a Form 4 reporting that grant on a timely basis. On December 16, 2004, Mr. Paul C. Rostek filed a Form 5 to report the grant of these options. In March of 2004, Mr. Walter B. Treybig became a Section 16 reporting person and, on March 12, 2004, Mr. Treybig timely filed a Form 3. However, Mr. Treybig’s Form 3 failed to reflect options held by him to acquire 25,000 shares of our common stock, which were issued to him on February 11, 2003. On December 17, 2004, Mr. Treybig filed a Form 5 to correct that omission.

Stockholder Proposals For Next Year’s Annual Meeting

     In order for a stockholder proposal to be included in our proxy statement for our annual meeting to be held in 2006, the proposal must be submitted before November 17, 2005 to the following address: Sterling Chemicals, Inc., 333 Clay Street, Suite 3600, Houston, Texas 77002; Attention: Corporate Secretary. In order for a stockholder proposal that is not included in that proxy statement to be brought before our annual meeting to be held in 2006, the proposal must be submitted on or after November 16, 2005 but no later than January 15, 2006 to the same address. If a proposal is received after that date, proxies for our 2006 annual meeting of stockholders may confer discretionary authority to vote on that matter without discussion of the matter in the proxy statement for our 2006 annual meeting of stockholders.

* * *

     Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required for mailing in the United States.

By Order of the Board of Directors
/s/ Kenneth M. Hale
Kenneth M. Hale
Corporate Secretary

Houston, Texas
March [___], 2005

STERLING CHEMICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Friday, April 15, 2005
10:00 a.m. New York Time

WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue, 25th Floor
New York, NY 10153

Series A Convertible Preferred Stock

ò Please detach here ò

Sterling Chemicals, Inc.
333 Clay Street, Suite 3600
Houston, TX 77002	proxy

For The Annual Meeting To Be Held April 15, 2005

      The undersigned hereby constitutes and appoints Richard K. Crump and Kenneth M. Hale, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Series A Convertible Preferred Stock, par value $0.01 per share, of Sterling Chemicals, Inc. (the “Company”) standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York 10153 at 10:00 a.m., New York time, on Friday, April 15, 2005, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting and the Proxy Statement therefor dated March [   ], 2005 is hereby acknowledged.

This Proxy will be voted in accordance with the Stockholder’s specifications hereon. In the absence of any such specification, this Proxy will be voted:

•	“FOR” each nominee for director;

•	“FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as independent registered accounting firm for the Company for the fiscal year ending December 31, 2005; and

•	“FOR” the proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of our total authorized shares of capital stock from 10,125,000 to 20,125,000 and to increase the number of our authorized shares of Common Stock from 10,000,000 to 20,000,000.

(Continued and to be signed and dated on other side)

There are three ways to vote your Proxy

COMPANY #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK ««« EASY ««« IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m.(Eastern) on April 14, 2005.

•	Please have your proxy card and the last four digits of your Social Security Number or taxpayer identification number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/schi/ — QUICK ««« EASY ««« IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m.(Eastern) on April 14, 2005.

•	Please have your proxy card and the last four digits of your Social Security Number or taxpayer identification number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage paid envelope we’ve provided or return it to Sterling Chemicals, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

ò Please detach here ò

The undersigned hereby revokes any proxies heretofore given and directs said attorneys to act or vote as follows:

1. Election of directors:	01 Byron J. Haney,	02 Marc S. Kirschner,	☐	Vote FOR all	☐	Vote WITHHOLD AUTHORITY
	03 Philip M. Sivin,	04 Robert T. Symington,		nominees		to vote for all nominees listed
	05 Keith R. Whittaker,	06 Richard K. Crump		listed (except as marked)
07 Dr. Peter Ting Kai Wu
FOR all nominees listed, except that authority to vote withheld for the following nominee(s): Write the number(s) of the nominee(s) in the box provided to the right.

2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered accounting firm for the Company for the fiscal year ending December 31, 2005.			☐	For	☐	Against	☐	Abstain

3. Proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of our total authorized shares of capital stock from 10,125,000 to 20,125,000 and to increase the number of our authorized shares of Common Stock from 10,000,000 to 20,000,000.
			☐	For	☐	Against	☐	Abstain

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON THE CARD

Date

Signature(s)

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

STERLING CHEMICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Friday, April 15, 2005
10:00 a.m. New York Time

WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue, 25th Floor
New York, NY 10153

Common Stock / CUSIP 859166100

ò Please detach here ò

Sterling Chemicals, Inc.
333 Clay Street, Suite 3600
Houston, TX 77002	proxy

For The Annual Meeting To Be Held April 15, 2005

      The undersigned hereby constitutes and appoints Richard K. Crump and Kenneth M. Hale, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Common Stock, par value $0.01 per share, of Sterling Chemicals, Inc. (the “Company”) standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York 10153 at 10:00 a.m., New York time, on Friday, April 15, 2005, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting and the Proxy Statement therefor dated March [   ], 2005 is hereby acknowledged.

This Proxy will be voted in accordance with the Stockholder’s specifications hereon. In the absence of any such specification, this Proxy will be voted:

•	“FOR” each nominee for director;

•	“FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as independent registered accounting firm for the Company for the fiscal year ending December 31, 2005;and

•	“FOR” the proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of our total authorized shares of capital stock from 10,125,000 to 20,125,000 and to increase the number of our authorized shares of Common Stock from 10,000,000 to 20,000,000.

(Continued and to be signed and dated on other side)

There are three ways to vote your Proxy

COMPANY #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK ««« EASY ««« IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern) on April 14, 2005.

•	Please have your proxy card and the last four digits of your Social Security Number or taxpayer identification number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/schi/ — QUICK ««« EASY ««« IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern) on April 14, 2005.

•	Please have your proxy card and the last four digits of your Social Security Number or taxpayer identification number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage paid envelope we’ve provided or return it to Sterling Chemicals, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

ò Please detach here ò

The undersigned hereby revokes any proxies heretofore given and directs said attorneys to act or vote as follows:

1. Election of directors:	01 Richard K. Crump	02 Marc S. Kirschner	☐	Vote FOR all	☐	Vote WITHHOLD AUTHORITY
	03 Dr. Peter Ting Kai Wu			nominees		to vote for all nominees listed
listed (except as marked)
FOR all nominees listed, except that authority to vote withheld for the following nominee(s): Write the number(s) of the nominee(s) in the box provided to the right.

2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered accounting firm for the Company for the fiscal year ending December 31, 2005.			☐	For	☐	Against	☐	Abstain

3. Proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of our total authorized shares of capital stock from 10,125,000 to 20,125,000 and to increase the number of our authorized shares of Common Stock from 10,000,000 to 20,000,000.
			☐	For	☐	Against	☐	Abstain

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
Address change? Mark box ☐			SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON THE CARD
Indicate changes below:

Date

Signature(s)

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

STERLING CHEMICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Friday, April 15, 2005
10:00 a.m. New York Time

WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue, 25th Floor
New York, NY 10153

10% Senior Secured Notes due 2007 / CUSIP 859166AA8

ò Please detach here ò

Sterling Chemicals, Inc.
333 Clay Street, Suite 3600
Houston, TX 77002	proxy

For The Annual Meeting To Be Held April 15,2005

      The undersigned hereby constitutes and appoints Ann M. Forey and Kenneth M. Hale, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all 10% Senior Secured Notes due 2007 of Sterling Chemicals, Inc. (the “Company”) held in the name of the undersigned at the Annual Meeting of the Company to be held at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York 10153 at 10:00 a.m., New York time, on Friday, April 15, 2005, and at any adjournment or postponement thereof, in accordance with the instructions noted below. Receipt of notice of such meeting and the Proxy Statement therefor dated March [   ], 2005 is hereby acknowledged.

This Proxy will be voted in accordance with the Noteholder’s specifications hereon. In the absence of any such specification, this Proxy will be voted:

•	“FOR” John W. Gildea as a Director of the Company.

(Continued and to be signed and dated on other side)

ò Please detach here ò

The undersigned hereby revokes any proxies heretofore given and directs said attorneys to act or vote as follows:

1. Proposal to elect John W. Gildea to the Board of Directors of the Company.	☐ For	☐ Against

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEE UNDER THE INDENTURE FOR THE COMPANY’S 10% SENIOR SECURED NOTES DUE 2007

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON THE CARD

Date

Signature(s)

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.